METFLEX -SM-


                                                       METLIFE FLEXIBLE PREMIUM
                                                       VARIABLE LIFE

                                                       ------------------------

                                                       MAY 1, 2000




                                                               FLEXIBLE PREMIUM
                                                               VARIABLE LIFE



                                                               PROSPECTUSES




             - PROSPECTUS FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
               ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

             - FUND PROSPECTUSES






               METLIFE -Registered Trademark-

                                   PROSPECTUS
                                      FOR
                                    METFLEX,
          A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY ("POLICY")
                                   ISSUED BY
                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                  MAY 1, 2000

The Policy is designed to provide:

- Life insurance coverage

- Flexible premium payments

- A choice among three death benefit options

- A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs

- Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:

Metropolitan Series Fund, Inc. portfolios:
STATE STREET RESEARCH AGGRESSIVE GROWTH                  NEUBERGER BERMAN PARTNERS MID CAP VALUE
STATE STREET RESEARCH DIVERSIFIED                        SCUDDER GLOBAL EQUITY
STATE STREET RESEARCH GROWTH                             T. ROWE PRICE LARGE CAP GROWTH
STATE STREET RESEARCH INCOME                             T. ROWE PRICE SMALL CAP GROWTH
STATE STREET RESEARCH MONEY MARKET                       LEHMAN BROTHERS-REGISTERED TRADEMARK- AGGREGATE
PUTNAM INTERNATIONAL STOCK (FORMERLY SANTANDER             BOND INDEX
  INTERNATIONAL STOCK)                                   METLIFE STOCK INDEX
HARRIS OAKMARK LARGE CAP VALUE                           MORGAN STANLEY EAFE-REGISTERED TRADEMARK- INDEX
JANUS MID CAP                                            RUSSELL 2000 INDEX-REGISTERED TRADEMARK-
                                                         LOOMIS SAYLES HIGH YIELD BOND
The Janus Aspen Series portfolios:
JANUS GROWTH
The Invesco Variable Investment Funds, Inc. ("VIF") funds:
INVESCO VIF--HIGH YIELD                                  INVESCO VIF--REAL ESTATE OPPORTUNITY
INVESCO VIF--EQUITY INCOME
The Franklin Templeton Variable Insurance Products Trust funds:
TEMPLETON INTERNATIONAL SECURITIES--CLASS 1
  (FORMERLY TEMPLETON INTERNATIONAL FUND)

A WORD ABOUT RISK:

This Prospectus discusses the risks associated with purchasing the Policy. Other prospectuses discuss the risks associated with investment in the Fund described therein. These prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions identified above invests solely in a corresponding "Portfolio" of a Fund. This Prospectus is not valid unless you also receive or have received current Fund prospectuses.

The purchase of the Policy involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Policy.

HOW TO LEARN MORE:

Before purchasing a Policy, read the information in this Prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

METROPOLITAN LIFE INSURANCE COMPANY   MAIN OFFICE: 1 MADISON AVE. NEW YORK, NY 10010   (732) 602-6400

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                        PAGE
                                                      IN THIS
SUBJECT                                              PROSPECTUS
-------                                              ----------
Summary............................................       2
MetLife............................................       7
Separate Account UL................................       8
The Fixed Account..................................       9
The Funds..........................................       9
Issuing a Policy...................................      10
Policy Benefits....................................      11
Policy Rights......................................      16
Payment and Allocation of Premiums.................      20
Charges and Deductions.............................      21
Federal Tax Matters................................      23
Showing Performance................................      25
Rights We Reserve..................................      25
Other Policy Provisions............................      25
Sales and Administration of the Policies...........      27
Voting Rights......................................      27
Reports............................................      28
Illustration of Policy Benefits....................      28
Getting More Information...........................      29
Legal, Accounting and Actuarial Matters............      29
Management.........................................      30
Financial Statements...............................      32

SUMMARY

This summary gives an overview of the Policy and is qualified by the more detailed information in the balance of this Prospectus and the Policy.

MetLife issues the Policy. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing non-qualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes. In addition to the base Policy, optional insurance benefits may also be added to your coverage.

PREMIUMS

The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

CASH VALUE

Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any of these funding options.

TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES

You may transfer cash value among the funding options, subject to certain limits. You may also choose among four systematic investment strategies: the Equity Generator-SM-, the Equalizer-SM-, the Allocator-SM-, and the Rebalancer-SM-.

SPECIFIED FACE AMOUNT OF INSURANCE

Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.

DEATH BENEFIT OPTIONS

Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS

Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

TAX TREATMENT

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If your Policy is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. If the Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increases in cash value that are not due to premium payments may be taxed annually. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

TABLE OF CHARGES AND EXPENSES

This table shows the charges and expenses that you pay under your Policy. See "Charges and Deductions," below for more information about your Policy's charges:


        TYPE OF CHARGE OR EXPENSE                   AMOUNT OF CHARGE OR EXPENSE
Charges we deduct from each premium
  payment

    Sales charge:                            For Policies issued prior to May 1, 1996
                                             or in connection with a large group(1),
                                             up to 1% of each premium payment;

                                             For Polices issued in connection with
                                             other groups(2) on or after May 1, 1996,

                                             - POLICY YEARS 1 TO 10--up to 9% of
                                               premiums paid

                                             - POLICY YEARS 11 AND LATER--up to 3% of
                                               premiums paid,

                                             until the total of payments in each such
                                             Policy year equals the annual target
                                             premium(3) for that year.

                                             - There is no sales charge for payments
                                               in excess of the annual target
                                               premium(3) in any Policy year.

    Charge for average expected state        2.25% of each premium payment
     taxes attributable to premiums:

    Charge for expected federal taxes        1.2% of each premium payment
     attributable to premiums:

    Administrative charge:                   Up to 1.05% of each premium payment. We
                                             reduce the charge to .05% on the portion
                                             of any premiums paid in a Policy year
                                             above the annual target premium(3).
Monthly Deduction from your Policy's
  cash value

    Cost of term insurance charges:          Amount varies depending on the specifics
                                             of your Policy(4)

    Mortality and expense risk charge:       The charge is currently equivalent to an
                                             effective annual rate of up to .60% of
                                             the cash value in the Separate Account.
                                             We intend to reduce this charge after
                                             Policy year 9 to .39%. We may increase
                                             this charge to not more than .90% at any
                                             time.

    Underwriting charge: (applies only if    A one time charge of up to $3 per
     you request an increase in your         thousand dollars of increase.
     specified face amount)

    Charges for optional rider               As specified in the form of each rider.
     benefits(5):
    Transfer charge:                         We do not charge for the first six
                                             transfers in a Policy year; we charge $25
                                             for each additional transfer you make in
                                             a Policy year.

---------------
(1) A large group is one that has a large number of individuals associated with it as determined by us pursuant to our administrative standards that we apply uniformly.

(2) For other than large groups and except in certain states, if you surrender your Policy during the first three Policy years, we will refund any sales load deducted within 365 days prior to the date the request for surrender is received at our Designated Office.

(3) See "Annual Target Premium" under "Charges and Deductions" for a detailed discussion of the determination of the annual target premium. For some Policies, an increase or decrease in the specified face amount will result in a proportionate increase or decrease in the annual target premium. This could, in turn, increase or decrease sales and administrative charges.

(4) See "Cost of Term Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

(5) Except for the interim term insurance rider, the charge for which is paid for separately.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

The investment manager of each of the Funds receives an investment management fee. Each of the Funds also incurs direct expenses (see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.

The following sets forth the fees and expenses for each Portfolio, expressed as a percentage of average net assets, for the year ending 12/31/99 for all Portfolios of each Fund. The percentages in the table are before taking into account the expense reimbursements referred to in the footnotes that follow the table.

                                        MANAGEMENT       OTHER            TOTAL
PORTFOLIOS                                  FEE         EXPENSES     ANNUAL EXPENSES
State Street Research Money Market          .25%          .17%             .42%
Neuberger Berman Partners Mid Cap
Value(a)(b)                                 .70%          .48%            1.18%
Lehman Brothers-Registered Trademark-
Aggregate Bond Index                        .25%          .15%             .40%
Janus Mid Cap                               .67%          .04%             .71%
State Street Research Income                .32%          .06%             .38%
State Street Research Aggressive
Growth(a)                                   .70%          .04%             .74%
State Street Research Diversified(a)        .43%          .03%             .46%
Loomis Sayles High Yield Bond               .70%          .24%             .94%
MetLife Stock Index                         .25%          .04%             .29%
Russell 2000-Registered Trademark-
Index(c)                                    .25%          .64%             .89%
Harris Oakmark Large Cap Value(a)(b)        .75%          .40%            1.15%
T. Rowe Price Small Cap Growth(a)           .52%          .09%             .61%
T. Rowe Price Large Cap Growth(a)(b)        .69%          .62%            1.31%
State Street Research Growth(a)             .47%          .04%             .51%
Scudder Global Equity                       .67%          .20%             .87%
Morgan Stanley EAFE-Registered
Trademark- Index(d)                         .30%         1.47%            1.77%
Putnam International Stock                  .90%          .22%            1.12%
Invesco VIF-High Yield(g)(h)                .60%          .48%            1.08%

                                        MANAGEMENT       OTHER            TOTAL
PORTFOLIOS                                  FEE         EXPENSES     ANNUAL EXPENSES
Templeton International Securities-
Class 1(f)                                  .69%          .19%             .88%
Janus Growth(e)                             .65%          .02%             .67%
Invesco VIF-Equity Income(g)(h)             .75%          .44%            1.19%
Invesco VIF-Real Estate
Opportunity(g)(h)                           .90%         8.87%            9.77%

---------------
(a) The Metropolitan Series Fund directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each Portfolio's custodian fees. These expense reductions are reflected in the table following (h) below.

(b) During 1999, we paid all expenses (other than management fees, brokerage commissions, taxes, interest, extraordinary and non-recurring expenses) (hereinafter "Expenses") in excess of .20% of the average net assets for each of these Portfolios. This subsidy ceases when each Portfolio's total assets reach $100 million or on November 8, 2000, whichever comes first. This expense reimbursement is reflected in the table following (h) below. It states our estimate of the effect of the anticipated reimbursement of Expenses for the entire current year.

(c) We ceased subsidizing Expenses for this Portfolio during 1999. The expense information in the above table has been restated to reflect current expenses as if they had been in effect all year. Beginning on February 22, 2000, we began to pay all Expenses in excess of .30% of the average net assets for the Russell 2000-Registered Trademark- Index Portfolio until the Portfolio's total assets reach $200 million or until April 30, 2001, whichever comes first. This expense reimbursement is reflected in the table following (h) below and is stated as if it was in effect for the entire current year.

(d) We pay all Expenses in excess of .25% the average net assets for the Morgan Stanley EAFE-Registered Trademark-Index Portfolio until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all Expenses in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. These expense reimbursements are reflected in the table following (h) below. It states our estimate of the effect of these anticipated reimbursements of expenses for the entire current year.

(e) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

(f) On February 8, 2000, the shareholders approved a merger and reorganization that combined this fund with the Templeton International Equity Fund, effective May 1, 2000. The shareholders of that fund have approved new management fees, which apply to the combined fund effective May 1, 2000. The table above shows restated total expenses based on the new fees and the assets of the fund as of December 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management fees - .65%; Other expenses -.20%; and Total Annual Expenses -.85%.

(g) The actual total expenses for the Invesco VIF-High Yield Fund, the Invesco VIF-Equity Income Fund and the Invesco VIF-Real Estate Opportunity Fund were lower than the figure shown below because their custodian fees were reduced under expense offset arrangements. The SEC does not permit the amounts shown in the table above to reflect these reductions.

(h) Certain expenses of the Invesco VIF-High Yield Fund, the Invesco VIF-Equity Income Fund and the Invesco VIF-Real Estate Opportunity Fund were absorbed voluntarily by INVESCO in order to ensure that expenses for these Funds did not exceed 1.05%, 1.15% and 1.35%, respectively, of the Fund's average net assets pursuant to an agreement between each Fund and INVESCO. These commitments may be changed at any time following consultation with the board of directors. These expense absorption arrangements are reflected in the table below.

                                                       OTHER           TOTAL ANNUAL
                                                      EXPENSES        EXPENSES AFTER
                                                   AFTER EXPENSE         EXPENSE
PORTFOLIO                                          REIMBURSEMENT      REIMBURSEMENT
State Street Research Diversified                       .02%               .45%
Neuberger Berman Partners Mid Cap Value                 .06%               .76%
Harris Oakmark Large Cap Value                          .19%               .94%
State Street Research Aggressive Growth                 .02%               .72%
T. Rowe Price Large Cap Growth                          .24%               .93%
Russell 2000-Registered Trademark- Index                .30%               .55%
State Street Research Growth                            .02%               .49%
T. Rowe Price Small Cap Growth                          .09%               .61%
Morgan Stanley EAFE-Registered Trademark- Index         .36%               .66%
Invesco VIF-High Yield                                  .47%              1.07%
Invesco VIF-Equity Income                               .42%              1.17%
Invesco VIF-Real Estate Opportunity                    1.02%              1.92%

OTHER

Please refer to "Federal Tax Matters-Our taxation" and "Policy Benefits--Cash Value Transfers" for a description of certain charges that we currently do not impose but may impose in the future.

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. With approximately $420 billion of assets under management as of December 31, 1999 on a pro-forma basis, including the acquisition of GenAmerican Corp., MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and invesment products to corporations and other institutions employing over 33 million employees and members. We have listed out directors and certain key officers under "Management ," and our financial information under "Financial Statements," below.

GIVING US REQUESTS, INSTRUCTIONS OR NOTIFICATIONS
(SIDEBAR)
YOU CAN CONTACT US AT OUR DESIGNATED OFFICE.
(END SIDEBAR)

CONTACTING US: You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE:
- Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
  - A Valuation period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
  - A Valuation Date is:
    - Each day on which the New York Stock Exchange is open for trading.
    - Other days, if we think that there has been a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected.
- The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of
  (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.
- The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

SEPARATE ACCOUNT UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
(SIDEBAR)
EACH SEPARATE ACCOUNT INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF A FUND.
(END SIDEBAR)

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%, except where state law requires 4% (for Policies issued prior to April 30, 2000, the rate is 4%). We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

Any partial amounts we remove from the Fixed Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

THE FUNDS
(SIDEBAR)
YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS OF EACH PORTFOLIO WHICH ARE CONTAINED IN THE PROSPECTUS FOR EACH FUND YOU HAVE ALSO RECEIVED.
(END SIDEBAR)
Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests. You should read each Fund prospectus that you have also received. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. They also contain information on our different separate accounts and those of our affiliates, that invest in each Fund and the risks related thereto.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Our arrangements with certain of the unaffiliated Fund sponsors provide that they or one of their affiliates will pay us based on a percentage (up to 0.25% on an annual basis) of the net assets of a Portfolio attributable to the Policies. The fees are not charged to you, the Separate Account or the Portfolio.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
- The allocation of net premiums to the Separate Account.
- Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund, increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).
- Policy loans and loan repayments allocated to the Separate Account.
- Transfers to and among investment divisions.
- Withdrawals and surrenders taken from the Separate Account.

ISSUING A POLICY

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

We may choose one of three types of underwriting when selling Policies. We decide which type to use based on the total number of eligible possible insureds for whom you can purchase a Policy and the percentage of those insureds for whom you actually purchase a Policy. The three types of underwriting are:
- Guaranteed Issue--requires the least evidence of insurability and rating classification
- Simplified Underwriting--requires more evidence of insurability and rating classification
- Full Underwriting--requires the most evidence of insurability and rating classification

An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.
(SIDEBAR)
  WE WILL ISSUE A POLICY TO YOU AS OWNER. YOU WILL HAVE ALL THE RIGHTS UNDER THE
           POLICY INCLUDING THE ABILITY TO NAME A NEW OWNER OR CONTINGENT OWNER. (END SIDEBAR)

Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application in order to preserve a younger age for the insured.
- You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts. However, the earlier

  Date of Policy gives you the potential advantage of having the premium applied to the Separate or Fixed Account on an earlier date if a payment is received.

Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application.

POLICY BENEFITS

This discussion generally does not take into account the effect of obtaining a portion of the insurance coverage under the yearly renewable term rider. This rider may be more economical in some cases than taking the full amount under the Policy. See "Optional Benefits Added by Rider."

INSURANCE PROCEEDS

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
- The death benefit under the death benefit option or minimum death benefit that is then in effect; plus
- Any additional insurance proceeds provided by rider; minus
- Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT OPTIONS
(SIDEBAR)
THE POLICY GENERALLY OFFERS A CHOICE OF THREE DEATH BENEFIT OPTIONS.
(END SIDEBAR)

You can choose among three options. You select which option you want in the Policy application. The three options are:
- Option A: The death benefit is a level amount and equals the specified face amount of the Policy
- Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
- Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceeds withdrawals made.

In many states, you have the flexibility to include a yearly renewable term rider. This rider is generally not available with Policies issued to or in connection with large groups.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.

You can change your death benefit option after the first Policy year, provided that:
(SIDEBAR)                    YOU CAN GENERALLY CHANGE YOUR DEATH BENEFIT OPTION.
(END SIDEBAR)
- Your cash surrender value after the change would be enough to pay at least two monthly deductions.
- The specified face amount continues to be no less than the minimum we allow after a decrease.
- The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
- You provide evidence satisfactory to us of the insured's insurability, as we may require.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.

Before you change your death benefit option you should consider the following:
- If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
- If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility: that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and of changes in the maximum premium amounts that you can pay.

MINIMUM DEATH BENEFIT

In no event will the Policy death benefit (plus the proceeds under any yearly renewable term rider on the insured's life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws. We determine this minimum by applying either the:

I.  Cash Value Accumulation Test or

II.  Guideline Premium/Cash Value Corridor Test.

You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy. Before choosing between these two tests you should consider the following:
- The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. You should ask for an illustration comparing results under both tests.
- Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.

SPECIFIED FACE AMOUNT
(SIDEBAR)
YOU CAN GENERALLY INCREASE OR DECREASE YOUR POLICY'S SPECIFIED FACE AMOUNT. (END SIDEBAR)

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our yearly renewable term insurance benefit (see "Optional Benefits Added by Rider).

Generally, you may change your specified face amount at any time after the first Policy year. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

No reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and
(iii) the initial specified face amount.

You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.

Before you change your specified face amount you should consider the following:
- The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
- Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.
- The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.
- In some circumstances, the Policy could become a modified endowment contract.

- For Policies issued on or after May 1, 1996 in connection with other than large groups, the sales charge and the administration charge may change.

CASH VALUE
(SIDEBAR)                      YOUR POLICY IS DESIGNED TO ACCUMULATE CASH VALUE.
(END SIDEBAR)

Your Policy's cash value equals:
- The Fixed Account cash value, plus
- The Policy Loan Account cash value, plus
- The Separate Account cash value.

Your Policy's cash surrender value equals your cash value minus any outstanding Policy loans (plus accrued interest).

The Separate Account cash value allocated to each investment division is calculated as follows:
- On your Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division.
- Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
  - The cash value in the investment division at the beginning of the Valuation Period; plus
  - All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
  - All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
  - The portion of the any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
  - The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

BENEFIT AT FINAL DATE

The Final Date is the Policy anniversary on which the insured is Age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.

OPTIONAL BENEFITS ADDED BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure if the benefit is something that you want. You should also consider:
- That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.
- That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.
- The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.
- That, as discussed below, there are special factors with respect to charges in connection with the yearly renewable term insurance benefit.

Generally, we currently make the following benefits available by rider:

- Disability Waiver of Monthly        - Interim Term Insurance Benefit
  Deduction Benefit(1)
- Accidental Death Benefit            - Yearly Renewable Term
                                        Insurance Benefit(3)
- Accelerated Death Benefit(2)

------------
(1) An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.

(2) Payment under this rider may affect eligibility for benefits under state or federal law. This rider is currently not available in New Jersey or Massachusetts.

(3) Generally not available in connection with large groups.

The yearly renewable term insurance benefit provides coverage on the insured to age 95. You may purchase this rider, if available, only at Policy issue, though the amount of coverage of an existing rider can be decreased or, subject to evidence of insurability, increased. Since the amount of annual target premium (see "Annual Target Premium" under "Charges and Deductions") is not affected by this rider, the amount of sales charge you pay may be less if coverage is obtained through this rider rather than as part of the Policy. However, the current charges for the cost of insurance are higher and commissions that we pay our representatives may be lower under this rider. You should consider these factors before allocating the insurance coverage between the Policy and this rider.

INCOME PLANS
(SIDEBAR)
GENERALLY YOU CAN RECEIVE THE POLICY'S INSURANCE PROCEEDS, AMOUNTS PAYABLE AT THE FINAL DATE OR AMOUNTS PAID UPON SURRENDER UNDER AN INCOME PLAN INSTEAD OF IN A LUMP SUM.
(END SIDEBAR)

Before you purchase an income plan you should consider:
- The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.
- That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.
- That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

- Interest income                     - Installment Income for a
                                        Stated Period
- Installment Income of a Stated      - Single Life Income-Guaranteed
  Amount                                Payment Period
- Joint and Survivor Life Income      - Single Life Income-Guaranteed
                                        Return

POLICY RIGHTS

CASH VALUE TRANSFERS
(SIDEBAR)
   YOU CAN TRANSFER YOUR CASH VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED
            ACCOUNT AT ANY TIME BEGINNING AFTER THE END OF THE FREE LOOK PERIOD. (END SIDEBAR)

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, any loans taken, or any transfers under a systematic investment strategy. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account (see "Allocating Net Premiums" under "Payment and Allocation of Premiums.").

We do not currently charge for the first six transfers in a Policy year. We charge $25 for any additional amounts transferred in the same Policy year. (For this purpose, all transfers made as part of the same request count as one transfer). Transactions under the Systematic Investment Strategies are not considered "transfers" for purposes of this charge. We reserve the right to assess a charge in the future against all transfers. Currently, transfers are not taxable transactions.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read each Fund's prospectus for more details.

We reserve the right to refuse to accept any transaction request where the request would tend to disrupt administration of the Policies or is not in the best interests of Policy owners or the Separate Account.

SYSTEMATIC INVESTMENT STRATEGIES: You can choose one of four currently available strategies. You can also change or cancel your choice at any time.
- EQUITY GENERATOR: allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.
- EQUALIZER: allows you to periodically equalize amounts in your Fixed Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization at the end of each quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.

- REBALANCER: allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each quarter.
- ALLOCATOR: allows you to systematically transfer money from the State Street Research Money Market investment division to the Fixed Account and/or any investment division(s). You must have enough cash value in the State Street Research Money Market investment division to enable the election to be in effect for three months. The election can be to transfer each month:
  - A specific amount until the cash value in the State Street Research Money Market investment division is exhausted.
  - A specific amount for a specific number of months.
  - Amounts in equal installments until the total amount you have requested has been transferred.

TRANSFERS BY TELEPHONE: We may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
- We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.
- We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.
- All telephone calls will be recorded.
- You will receive a written confirmation of any transaction.
- Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

LOAN PRIVILEGES
(SIDEBAR)
YOU CAN BORROW FROM US AND USE YOUR POLICY AS SECURITY FOR THE LOAN.
(END SIDEBAR)

The amount of each loan must be:
- At least $250.
- No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless your Policy tells you that state law requires a different percentage to be applied) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:
- Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.
- Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 3% per year, except where state law requires 4% (for Policies issued prior to April 30, 2000, the rate is 4%). At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
- Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be greater than the maximum allowed by law and will generally be the greater of:
  - The published monthly average for the calendar month ending two months before the start of such year; and
  - The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.

Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the investment divisions by the same method as other loans.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.

Before taking a Policy loan you should consider the following:
- Interest payments on loans are generally not deductible for tax purposes.
- Under certain situations, Policy loans could be considered taxable distributions.
- If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--The Policy--Loans" below.)
- A policy loan increases the chances of our terminating your policy due to insufficient cash value. We will terminate your Policy with no value if:
  (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
- Your Policy's death benefit will be reduced by any unpaid loan (plus accrued interest).

SURRENDER AND WITHDRAWAL PRIVILEGES
(SIDEBAR)            YOU CAN SURRENDER YOUR POLICY FOR ITS CASH SURRENDER VALUE.
(END SIDEBAR)

We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
- The withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.
- The withdrawal is at least $250.
- The withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Internal Revenue Code Rules.
- The withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under "Specified Face Amount," above.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same proportion that the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:
- Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.
- Your Policy could become a modified endowment contract.
- For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal. For Option A Policies, your specified face amount will also decrease, generally by the amount of the withdrawal.
- In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

(SIDEBAR)
YOU CAN MAKE VOLUNTARY PLANNED PERIODIC PREMIUM PAYMENTS AND UNSCHEDULED PREMIUM PAYMENTS.
(END SIDEBAR)

PAYMENT AND ALLOCATION OF PREMIUMS

PREMIUMS

The payment of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.

PAYING PREMIUMS

You can make premium payments, subject to certain limitations discussed below, through the:
- VOLUNTARY PLANNED PERIODIC PREMIUM SCHEDULE: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.
- UNSCHEDULED PREMIUM PAYMENT OPTION: You can make premium payments at any time.
(SIDEBAR)
NET PREMIUMS ARE YOUR PREMIUMS MINUS THE CHARGES DEDUCTED FROM YOUR PREMIUMS. (END SIDEBAR)

MAXIMUM AND MINIMUM PREMIUM PAYMENTS
- The first premium may not be less than the planned premium.
- After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.
- Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days' notice to you.
- You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.
- We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
- We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.

ALLOCATING NET PREMIUMS

Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. Your allocations of net premiums to the investment divisions of the Separate Account are effective as of the end of the free look period. During the free look period, we allocate the net premium payments you allocated to the investment divisions to the State Street Research Money Market investment division. At the end of the free look period, we will then allocate your cash value in that investment division among all the Separate Account investment divisions according to your net premium allocation instructions.

You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be in whole numbers. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at our Designated Office or in another manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.

Over the lifetime of your Policy, we may restrict you to allocating net premiums and cash value to a maximum of 17 investment divisions of the Separate Account (including the State Street Research Money Market Division) plus allocations to the Fixed Account, if any. Once you reach the limit, you may re-allocate cash value and net premiums among the 17 selected investment divisions, but you may not allocate net premiums or cash value to any additional investment divisions. We reserve the right to eliminate this restriction at any time.

POLICY TERMINATION AND REINSTATEMENT

TERMINATION:  We will terminate your Policy without any cash surrender value if:
- The cash surrender value is less than the monthly deduction;
- We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

REINSTATEMENT: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us:
- A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
- Evidence of insurability that we find satisfactory.
- An additional premium amount that the Policy prescribes for this purpose.

CHARGES AND DEDUCTIONS
(SIDEBAR)
CAREFULLY REVIEW THE "TABLE OF CHARGES AND EXPENSES" IN THE "SUMMARY" WHICH SETS FORTH THE CHARGES THAT YOU PAY UNDER YOUR POLICY.
(END SIDEBAR)

The Policy charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. The following sets forth additional information about some (but not all) of the Policy charges.

ANNUAL TARGET PREMIUM: We use the concept of annual target premium to determine certain limits on sales and administrative charges under the Policy. We define the annual target premium to be:
- For Policies issued prior to May 1, 1996 or issued in connection with large groups, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount. (See "Modified Endowment Contracts" under "Federal Tax Matters.")
- For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy.

ADMINISTRATIVE CHARGE: We make this charge primarily to compensate us for expenses we incur in the administration of the Policy, including our underwriting and start-up expenses.

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION: We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.
- COST OF TERM INSURANCE: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.
  - The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).
  - The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age, underwriting class and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.
    - Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and if the insured is 20 or older, we may divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
- MORTALITY AND EXPENSE RISK CHARGE: We make this monthly charge primarily to compensate us for:
  - mortality risks that insureds may live for a shorter period than we expect; and
  - expense risks that our issuing and administrative expenses may be higher than we expect. If our estimates are correct, we will realize a profit from this charge, otherwise, we could incur a loss. This monthly charge is allocated proportionately to the cash value in each investment division of the Separate Account.

VARIATIONS IN CHARGES: We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
- The nature of the group and its organizational framework
- The method by which sales will be made to the individuals associated with the group
- The facility by which premiums will be paid
- The group's capabilities with respect to administrative tasks
- Our anticipated persistency of the Policies
- The size of the group and the number or years it has been in existence
- The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

FEDERAL TAX MATTERS
(SIDEBAR)
YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER YOUR POLICY.
(END SIDEBAR)

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.

THE POLICY

INSURANCE PROCEEDS
- Generally excludable from your beneficiary's gross income.
- The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
- If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
- Whether or not any federal estate tax is due is based on a number of factors including the estate size.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)
- You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of a collateral assignment equity split dollar arrangement, there is a risk that increases in cash value may be taxed annually.

LOANS
- Loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract or terminates.

- Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
- If your Policy terminates (upon surrender, cancellation, lapse or the Final
  Date) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:
- The death benefit will generally be income tax free to your beneficiary, as discussed above.
- Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
- An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
- Possible taxation of cash value transfers.
- Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.
- Possible limits on the number of investment funds available or the frequency of transfers among them.
- Possible changes in the tax treatment of Policy benefits and rights.

OUR TAXATION

In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

SHOWING PERFORMANCE

We may advertise or otherwise show:
- Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.
- Comparisons of the investment divisions with performance of similar investments and appropriate indices.
- Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.
- Personalized illustrations based on historical Separate Account performance.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
- Operating the Separate Account in any other form that is permitted by applicable law.
- Changes to obtain or continue exemptions from the 1940 Act.
- Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
- Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
- Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.
- Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS
(SIDEBAR)
CAREFULLY REVIEW YOUR POLICY WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.
(END SIDEBAR)

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

FREE LOOK PERIOD

You can return the Policy during this period. The period is the later of:
- 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and
- the date we receive a receipt signed by you.

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

INCONTESTABILITY

We will not contest:
- Your Policy after 2 Policy years from issue or reinstatement (excluding riders added later).
- An increase in a death benefit after it has been in effect for two years.

SUICIDE

If the insured commits suicide within the first two Policy years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

AGE AND SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

ASSIGNMENT AND CHANGE IN OWNERSHIP

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT
(SIDEBAR)                       UNDER CERTAIN SITUATIONS, WE MAY DEFER PAYMENTS.
(END SIDEBAR)

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
- The New York Stock Exchange has an unscheduled closing.
- There is an emergency so that we could not reasonably determine the investment experience of a Policy.
- The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).
- With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
- We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

SALES AND ADMINISTRATION OF THE POLICIES
(SIDEBAR)
WE PERFORM THE SALES AND ADMINISTRATIVE SERVICES FOR THE POLICIES.
(END SIDEBAR)
We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy and other variable life insurance and variable annuity contracts issued by a subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.
BONDING
Our directors, officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.
DISTRIBUTING THE POLICIES
We sell the Policies through licensed life insurance sales representatives:
- Registered through us.
- Registered through other broker-dealers, including a wholly owned subsidiary. COMMISSIONS
We may pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus. We paid no commissions in 1997. Commissions paid in 1998 and 1999 totaled $2,463,084 and $2,877,550, respectively. Maximum commissions are generally:
- POLICY YEARS 1-10:
  10% of premiums paid up to the target premium
  3% of premiums paid above the target premium
- POLICY YEARS 11 AND LATER:  3% of premiums paid.
- POLICY YEARS 8 AND LATER: We may pay up to .15% of the cash value of a Policy and administrative expenses in certain circumstances.
VOTING RIGHTS
(SIDEBAR)
YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF EACH PORTFOLIO OF A FUND THAT ARE ATTRIBUTED TO YOUR POLICY.
(END SIDEBAR)
The Funds have shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.
If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.
The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
- Your Policy's cash value in the corresponding investment division; by
- The net asset value of one share of that Portfolio.
We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:
- Change in specified face amount.
- Change in death benefit options.
- Transfers among investment divisions (including those through Systematic Investment Strategies, which are confirmed quarterly).
- Partial withdrawals.
- Loan amounts you request.
- Loan repayments and premium payments.

If your premium payments are made through a systematic payment method, we will not send you any confirmation in addition to the one you receive from your employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:
- Deductions and charges.
- Status of the death benefit.
- Cash and cash surrender values.
- Amounts in the investment divisions and Fixed Account.
- Status of Policy loans.
- Automatic loans to pay interest.
- Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

ILLUSTRATION OF POLICY BENEFITS
(SIDEBAR)
PERSONALIZED ILLUSTRATIONS CAN HELP YOU UNDERSTAND HOW YOUR POLICY VALUES CAN VARY.
(END SIDEBAR)

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

GETTING MORE INFORMATION

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed the Policy for approval in every jurisdiction in which the Policy is sold. The Policy may not be available in every jurisdiction. You should ask your sales representative whether the Policy is available in your jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:
- Securities and Exchange Commission
  Public Reference Room
  Washington, D.C. 20549
  Call 1-800-SEC-0330 (for information about using the Public Reference Room) Internet site: HTTP://WWW.SEC.GOV

LEGAL, ACCOUNTING AND ACTUARIAL MATTERS

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Rocco A. Mariano, Jr., FSA, MAAA, Assistant Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in his opinion filed as an exhibit to the registration statement.

MANAGEMENT

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS


                                PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
NAME                               BUSINESS ADDRESS                   WITH METLIFE
Curtis H. Barnette       Chairman and Chief Executive Officer    Director
                         Bethlehem Steel Corp.
                         1170 Eight Ave.--Martin Tower 2118
                         Bethlehem, PA 18016
Robert H. Benmosche      Chairman of the Board, President and    Chairman of the Board,
                         Chief Executive Officer                 President, Chief
                         Metropolitan Life Insurance Company     Executive Officer and
                         One Madison Ave.                        Director
                         New York, NY 10010
Gerald Clark             Vice Chairman of the Board and          Vice Chairman of the
                         Chief Investment Officer                Board, Chief
                         Metropolitan Life Insurance Company     Investment Officer
                         One Madison Ave.                        and Director
                         New York, NY 10010
Joan Ganz Cooney         Chairman, Executive Committee           Director
                         Children's Television Workshop
                         One Lincoln Plaza
                         New York, NY 10023
Burton A. Dole, Jr.      Retired Chairman, President and         Director
                         Chief Executive Officer
                         Nellcor Puritan Bennett
                         2200 Faradlay Ave.
                         Carlsbad, CA 92008
James R. Houghton        Chairman of the Board Emeritus          Director
                         and Director
                         Corning Incorporated
                         80 East Market Street, 2nd Floor
                         Corning, NY 14830
Harry P. Kamen           Chairman and                            Director
                         Chief Executive Officer (Retired)
                         Metropolitan Life Insurance Company
                         One Madison Ave.
                         New York, NY 10010
Helene L. Kaplan         Of Counsel                              Director
                         Skadden Arps, Slate, Meagher & Flom
                         919 Third Ave.
                         New York, NY 10022
Charles M. Leighton      Retired Chairman and                    Director
                         Chief Executive Officer
                         CML Group, Inc.
                         524 Main Street
                         Bolton, MA 01720
Allen E. Murray          Retired Chairman of the Board and       Director
                         Chief Executive Officer
                         Mobil Corporation
                         375 Park Ave., Suite 2901
                         New York, NY 10152


                                PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
NAME                               BUSINESS ADDRESS                   WITH METLIFE
Stewart Nagler           Vice Chairman of the Board and          Vice Chairman of the
                         Chief Financial Officer                 Board and Chief
                         Metropolitan Life Insurance Company     Financial Officer
                         One Madison Avenue                      and Director
                         New York, NY 10010
John J. Phelan, Jr.      Retired Chairman and                    Director
                         Chief Executive Officer
                         New York Stock Exchange, Inc.
                         P.O. Box 312
                         Mill Neck, NY 11765
Hugh B. Price            President and Chief Executive Officer   Director
                         National Urban League, Inc.
                         12 Wall Street
                         New York, NY 10005
Robert G. Schwartz       Retired Chairman of the Board,          Director
                         President and Chief Executive Officer
                         Metropolitan Life Insurance Company
                         200 Park Ave., Suite 5700
                         New York, NY 10166
Ruth J. Simmons, Ph.D.   President Smith College                 Director
                         College Hall 20
                         Northhampton, MA 01063
William C. Steere, Jr.   Chairman of the Board and               Director
                         Chief Executive Officer
                         Pfizer, Inc.
                         235 East 42nd Street
                         New York, NY 10017


NAME OF OFFICER*                       POSITION WITH METROPOLITAN LIFE
Robert H. Benmosche       Chairman of the Board, President and
                          Chief Executive Officer
Gerald Clark              Vice Chairman of the Board, Chief Investment Officer and
                          Director
Stewart G. Nagler         Vice Chairman of the Board, Chief Financial Officer and
                          Director
Gary A. Beller            Senior Executive Vice-President and General Counsel
James H. Benson           President, Individual Business; Chairman, Chief Executive
                          Officer and President, New England Life Insurance Company
C. Robert Henrikson       President, Institutional Business
William J. Toppeta        President, Client Services and Chief Administrative
                          Officer
Richard A. Liddy          Senior Executive Vice-President
Catherine H. Rein         Senior Executive Vice-President; President and Chief
                          Executive Officer, Metropolitan Property and Casualty
                          Insurance Company
John H. Tweedie           Senior Executive Vice-President
Lisa M. Weber             Executive Vice-President
Judy E. Weiss             Executive Vice-President and Chief Actuary

---------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

FINANCIAL STATEMENTS

         (The balance of this page has been left blank intentionally.)

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Janus Large Cap Growth, Invesco VIF High Yield, Invesco VIF Industrial Income, Invesco VIF Realty and Templeton International Stock Portfolios of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1999, and the related statements (i) of operations for the year ended December 31, 1999 and of changes in net assets for the years ended December 31, 1999 and 1998 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index and Russell 2000 Index Portfolios and (ii) of operations and of changes in net assets for the period May 3, 1999 (commencement of operations) to December 31, 1999 of Janus Large Cap Growth, Invesco VIF High Yield, Invesco VIF Industrial Income, Invesco VIF Realty and Templeton International Stock Portfolios. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Janus Large Cap Growth, Invesco VIF High Yield, Invesco VIF Industrial Income, Invesco VIF Realty and Templeton International Stock Portfolios of Metropolitan Life Separate Account UL as of December 31, 1999 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

We did not audit the financial statements for the Templeton Variable Products Series Fund, the Janus Aspen Series Fund and the Investco Investment Funds, Inc., of which the investment information for these funds is summarized in
Note 5 to the financial statements. The financial statements for these funds were audited by other auditors.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 27, 2000

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                              At December 31, 1999


                                                    State Street              State Street
                          State Street State Street   Research   State Street   Research
                            Research     Research      Money       Research    Aggressive
                             Growth       Income       Market    Diversified     Growth
                           Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                          ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments at Value
 (Note 2A):
State Street Research
 Growth Portfolio
 (10,745,186 shares;
 cost $333,312,756).....  $420,566,549         --           --            --           --
State Street Research
 Income Portfolio
 (5,620,168 shares; cost
 $70,920,972)...........           --  $65,643,563          --            --           --
State Street Research
 Money Market Portfolio
 (3,197,886 shares; cost
 $34,029,917)...........           --          --   $33,075,729           --           --
State Street Research
 Diversified Portfolio
 (13,568,374 shares;
 cost $225,692,070).....           --          --           --   $247,894,193          --
State Street Research
 Aggressive Growth
 Portfolio (5,593,963
 shares; cost
 $149,637,856)..........           --          --           --            --  $215,087,902
MetLife Stock Index
 Portfolio (6,441,446
 shares;
 cost $196,867,091).....           --          --           --            --           --
Santander International
 Stock Portfolio
 (3,175,743 shares ;
 cost $41,292,139)......           --          --           --            --           --
Loomis Sayles High Yield
 Bond Portfolio (541,135
 shares; cost
 $5,032,558)............           --          --           --            --           --
Janus Mid Cap Portfolio
 (3,102,796 shares; cost
 $64,508,142)...........           --          --           --            --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (2,043,071 shares; cost
 $24,804,658)...........           --          --           --            --           --
Scudder Global Equity
 Portfolio (970,303
 shares;
 cost $11,980,830)......           --          --           --            --           --
Harris Oakmark Large Cap
 Value Portfolio (33,250
 shares; cost $310,760).           --          --           --            --           --
Neuberger Berman
 Partners Mid Cap Value
 Portfolio (49,457
 shares; cost $575,293).           --          --           --            --           --
T. Rowe Price Large Cap
 Growth Portfolio
 (96,515 shares; cost
 $1,121,477)............           --          --           --            --           --
Lehman Brothers
 Aggregate Bond Index
 Portfolio (56,961
 shares; cost $565,809).           --          --           --            --           --
Morgan Stanley EAFE
 Index Portfolio (93,368
 shares;
 cost $1,085,242).......           --          --           --            --           --
Russell 2000 Index
 Portfolio (36,094
 shares; cost $410,863).           --          --           --            --           --
Janus Large Cap Growth
 Portfolio (2,864
 shares;
 cost $85,665)..........           --          --           --            --           --
Invesco VIF High Yield
 Portfolio (280 shares;
 cost $3,233)...........           --          --           --            --           --
Invesco VIF Industrial
 Income Portfolio (279
 shares;
 cost $5,827))..........           --          --           --            --           --
Invesco VIF Realty
 Portfolio (200 shares;
 cost $1,500)...........           --          --           --            --           --
Templeton International
 Stock (307 shares; cost
 $6,351)................           --          --           --            --           --
                          ------------ -----------  -----------  ------------ ------------
Total Investments.......   420,566,549  65,643,563   33,075,729   247,894,193  215,087,902
Cash and Accounts
 Receivable.............            20           0            0             0            0
                          ------------ -----------  -----------  ------------ ------------
Total Assets............   420,566,569  65,643,563   33,075,729   247,894,193  215,087,902
LIABILITIES.............       898,400      12,123        2,247       191,488      417,916
                          ------------ -----------  -----------  ------------ ------------
NET ASSETS..............  $419,668,169 $65,631,440  $33,073,482  $247,702,705 $214,669,986
                          ============ ===========  ===========  ============ ============

                       See Notes to Financial Statements.

                              Loomis                  T. Rowe                Harris     Neuberger
  MetLife       Santander     Sayles                   Price      Scudder    Oakmark     Berman
   Stock      International High Yield    Janus      Small Cap    Global    Large Cap   Partners
   Index          Stock        Bond      Mid Cap      Growth      Equity      Value   Mid Cap Value
 Portfolio      Portfolio   Portfolio   Portfolio    Portfolio   Portfolio  Portfolio   Portfolio
------------  ------------- ---------- ------------ ----------- ----------- --------- -------------
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
$261,458,295           --          --           --          --          --       --          --
         --    $44,047,550         --           --          --          --       --          --
         --            --   $4,918,907          --          --          --       --          --
         --            --          --  $113,376,167         --          --       --          --
         --            --          --           --  $32,137,518         --       --          --
         --            --          --           --          --  $14,467,210      --          --
         --            --          --           --          --          --  $296,920         --
         --            --          --           --          --          --       --     $592,005
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
         --            --          --           --          --          --       --          --
------------   -----------  ---------- ------------ ----------- ----------- --------    --------
 261,458,295    44,047,550   4,918,907  113,376,167  32,137,518  14,467,210  296,920     592,005
      84,625             0      35,301            0      11,803      30,687   42,578         285
------------   -----------  ---------- ------------ ----------- ----------- --------    --------
 261,542,920    44,047,550   4,954,208  113,376,167  32,149,321  14,497,897  339,498     592,290
     248,062       122,989           0      297,416           0           0        0           0
------------   -----------  ---------- ------------ ----------- ----------- --------    --------
$261,294,858   $43,924,561  $4,954,208 $113,078,751 $32,149,321 $14,497,897 $339,498    $592,290
============   ===========  ========== ============ =========== =========== ========    ========

                     Metropolitan Life Separate Account UL

                              At December 31, 1999

                                       T. Rowe     Lehman     Morgan
                                        Price     Brothers   Stanley    Russell
                                      Large Cap  Aggregate     EAFE      2000
                                       Growth    Bond Index   Index      Index
                                      Portfolio  Portfolio  Portfolio  Portfolio
ASSETS:                              ----------- ---------- ---------- ---------
Investments at Value (Note 2A):
State Street Research Growth
 Portfolio (10,745,186 shares; cost
 $333,312,756).....................         --         --          --       --
State Street Research Income
 Portfolio (5,620,168 shares; cost
 $70,920,972)......................         --         --          --       --
State Street Research Money Market
 Portfolio (3,197,886 shares; cost
 $34,029,917)......................         --         --          --       --
State Street Research Diversified
 Portfolio (13,568,374 shares; cost
 $225,692,070).....................         --         --          --       --
State Street Research Aggressive
 Growth Portfolio (5,593,963
 shares; cost $149,637,856)........         --         --          --       --
MetLife Stock Index Portfolio
 (6,441,446 shares;
 cost $196,867,091)................         --         --          --       --
Santander International Stock
 Portfolio (3,175,743 shares ; cost
 $41,292,139)......................         --         --          --       --
Loomis Sayles High Yield Bond
 Portfolio (541,135 shares; cost
 $5,032,558).......................         --         --          --       --
Janus Mid Cap Portfolio (3,102,796
 shares;
 cost $64,508,142).................         --         --          --       --
T. Rowe Price Small Cap Growth
 Portfolio (2,043,071 shares; cost
 $24,804,658)......................         --         --          --       --
Scudder Global Equity Portfolio
 (970,303 shares;
 cost $11,980,830).................         --         --          --       --
Harris Oakmark Large Cap Value
 Portfolio (33,250 shares; cost
 $310,760).........................         --         --          --       --
Neuberger Berman Partners Mid Cap
 Value Portfolio (49,457 shares;
 cost $575,293)....................         --         --          --       --
T. Rowe Price Large Cap Growth
 Portfolio (96,515 shares; cost
 $1,121,477).......................  $1,294,264        --          --       --
Lehman Brothers Aggregate Bond
 Index Portfolio (56,961 shares;
 cost $565,809)....................         --    $538,275         --       --
Morgan Stanley EAFE Index Portfolio
 (93,368 shares;
 cost $1,085,242)..................         --         --   $1,245,531      --
Russell 2000 Index Portfolio
 (36,094 shares; cost $410,863)....         --         --          --  $451,900
Janus Large Cap Growth Portfolio
 (2,864 shares;
 cost $85,665).....................         --         --          --       --
Invesco VIF High Yield Portfolio
 (280 shares; cost $3,233).........         --         --          --       --
Invesco VIF Industrial Income
 Portfolio (279 shares;
 cost $5,827)).....................         --         --          --       --
Invesco VIF Realty Portfolio (200
 shares; cost $1,500)..............         --         --          --       --
Templeton International Stock (307
 shares; cost $6,351)..............         --         --          --       --
                                     ----------   --------  ---------- --------
 Total Investments.................   1,294,264    538,275   1,245,531  451,900
Cash and Accounts Receivable.......           0     22,766           0       88
                                     ----------   --------  ---------- --------
 Total Assets......................   1,294,264    561,041   1,245,531  451,988
LIABILITIES........................      40,869          0      23,869        0
                                     ----------   --------  ---------- --------
NET ASSETS.........................  $1,253,395   $561,041  $1,221,662 $451,988
                                     ==========   ========  ========== ========

                       See Notes to Financial Statements.



  Janus     Invesco   Invesco VIF  Invesco    Templeton
Large Cap     VIF     Industrial     VIF    International
 Growth    High Yield   Income     Realty       Stock
Portfolio  Portfolio   Portfolio  Portfolio   Portfolio       Total
---------  ---------- ----------- --------- ------------- --------------
     --         --         --         --          --      $  420,566,549
     --         --         --         --          --          65,643,563
     --         --         --         --          --          33,075,729
     --         --         --         --          --         247,894,193
     --         --         --         --          --         215,087,902
     --         --         --         --          --         261,458,295
     --         --         --         --          --          44,047,550
     --         --         --         --          --           4,918,907
     --         --         --         --          --         113,376,167
     --         --         --         --          --          32,137,518
     --         --         --         --          --          14,467,210
     --         --         --         --          --             296,920
     --         --         --         --          --             592,005
     --         --         --         --          --           1,294,264
     --         --         --         --          --             538,275
     --         --         --         --          --           1,245,531
     --         --         --         --          --             451,900
 $96,373        --         --         --          --              96,373
     --      $3,227        --         --          --               3,227
     --         --      $5,872        --          --               5,872
     --         --         --      $1,584         --               1,584
     --         --         --         --       $6,832              6,832
 -------     ------     ------     ------      ------     --------------
  96,373      3,227      5,872      1,584       6,832      1,457,206,366
       0          0          0          0           0            228,153
 -------     ------     ------     ------      ------     --------------
  96,373      3,227      5,872      1,584       6,832      1,457,434,519
       0          0          0          0           0          2,255,379
 -------     ------     ------     ------      ------     --------------
 $96,373     $3,227     $5,872     $1,584      $6,832     $1,455,179,140
 =======     ======     ======     ======      ======     ==============

                     Metropolitan Life Separate Account UL

                            STATEMENTS OF OPERATIONS

                                        For the year ended December 31, 1999
                          ------------------------------------------------------------------
                                                     State Street               State Street
                          State Street State Street    Research   State Street    Research
                            Research     Research       Money       Research     Aggressive
                             Growth       Income        Market    Diversified      Growth
                           Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
                          ------------ ------------  ------------ ------------  ------------
INVESTMENT INCOME:
Income:
 Dividends (Note 3).....  $44,038,080  $ 4,181,436    $1,538,117  $20,799,436   $ 4,466,938
Expenses:
 Mortality and expense
  charges (Note 4)......    3,209,889      499,462       241,265    1,973,981     1,429,076
                          -----------  -----------    ----------  -----------   -----------
Net investment income
 (loss).................   40,828,191    3,681,974     1,296,852   18,825,455     3,037,862
                          -----------  -----------    ----------  -----------   -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 2B)
Net realized gain (loss)
 from security
 transactions...........    3,593,964       15,187       245,673      743,624     1,280,373
Change in unrealized
 appreciation
 (depreciation) of
 investments............   16,515,105   (5,496,396)     (275,023)  (2,237,161)   47,914,985
                          -----------  -----------    ----------  -----------   -----------
Net realized and
 unrealized gain (loss)
 on investments.........   20,109,069   (5,481,209)      (29,350)  (1,493,537)   49,195,358
                          -----------  -----------    ----------  -----------   -----------
NET INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS.............  $60,937,260  $(1,799,235)   $1,267,502  $17,331,918   $52,233,220
                          ===========  ===========    ==========  ===========   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------
                             Loomis                 T. Rowe                Harris      Neuberger
  MetLife      Santander     Sayles                  Price      Scudder    Oakmark      Berman
   Stock     International High Yield     Janus    Small Cap     Global   Large Cap    Partners
   Index         Stock        Bond       Mid Cap     Growth      Equity     Value    Mid Cap Value
 Portfolio     Portfolio   Portfolio    Portfolio  Portfolio   Portfolio  Portfolio    Portfolio
-----------  ------------- ----------  ----------- ----------  ---------- ---------  -------------
$12,076,347   $ 6,737,411  $ 384,074   $ 5,416,355 $        0  $  486,049 $  2,973      $13,508
  1,722,924       334,318     32,947       432,040    159,812      86,933      615          627
-----------   -----------  ---------   ----------- ----------  ---------- --------      -------
 10,353,423     6,403,093    351,127     4,984,315   (159,812)    399,116    2,358       12,881
-----------   -----------  ---------   ----------- ----------  ---------- --------      -------
  3,899,836       528,185   (159,077)    1,140,427     41,394     272,213   (5,489)         679
 24,029,258    (1,137,521)   384,776    44,344,823  6,830,580   1,937,990  (13,841)      16,713
-----------   -----------  ---------   ----------- ----------  ---------- --------      -------
 27,929,094      (609,336)   225,699    45,485,250  6,871,974   2,210,203  (19,330)      17,392
-----------   -----------  ---------   ----------- ----------  ---------- --------      -------
$38,282,517   $ 5,793,757  $ 576,826   $50,469,565 $6,712,162  $2,609,319 $(16,972)     $30,273
===========   ===========  =========   =========== ==========  ========== ========      =======

                     Metropolitan Life Separate Account UL

                                         For the year ended December 31, 1999
                                       ----------------------------------------
                                        T. Rowe    Lehman    Morgan
                                         Price    Brothers   Stanley   Russell
                                       Large Cap Aggregate    EAFE      2000
                                        Growth   Bond Index   Index     Index
                                       Portfolio Portfolio  Portfolio Portfolio
                                       --------- ---------- --------- ---------
INVESTMENT INCOME:
Income:
 Dividends (Note 3)..................  $  5,264   $ 24,999  $ 15,956   $13,398
Expenses:
 Mortality and expense charges (Note
  4).................................     4,482      2,156     4,919     1,131
                                       --------   --------  --------   -------
Net investment income (loss).........       782     22,843    11,037    12,267
                                       --------   --------  --------   -------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS: (Note 2B)
Net realized gain (loss) from
 security transactions...............     2,027     (1,189)   92,428    10,610
Change in unrealized appreciation
 (depreciation) of investments.......   172,687    (27,533)  160,288    41,036
                                       --------   --------  --------   -------
Net realized and unrealized gain
 (loss) on investments...............   174,714    (28,722)  252,716    51,646
                                       --------   --------  --------   -------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS.....................  $175,496   $ (5,879) $263,753   $63,913
                                       ========   ========  ========   =======

                       See Notes to Financial Statements.

      For the period May 3, 1999 to December 31, 1999
-------------------------------------------------------------

   Janus       Invesco    Invesco VIF  Invesco    Templeton
 Large Cap       VIF      Industrial     VIF    International
  Growth      High Yield    Income     Realty       Stock
 Portfolio    Portfolio    Portfolio  Portfolio   Portfolio      Total
-----------  ------------ ----------- --------- ------------- ------------
  $     0        $ 0          $ 0        $ 0        $  0      $100,200,341
       61          0            0          1           5        10,136,644
  -------        ---          ---        ---        ----      ------------
      (61)         0            0         (1)         (5)       90,063,697
  -------        ---          ---        ---        ----      ------------
       79          0            0          0          32        11,700,976
   10,708         (6)          45         84         481       133,172,078
  -------        ---          ---        ---        ----      ------------
   10,787         (6)          45         84         513       144,873,054
  -------        ---          ---        ---        ----      ------------
  $10,726        $(6)         $45        $83        $508      $234,936,751
  =======        ===          ===        ===        ====      ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                            State Street Research       State Street Research       State Street Research
                              Growth Portfolio            Income Portfolio         Money Market Portfolio
                          --------------------------  --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                              1999          1998          1999          1998          1999          1998
                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 40,828,191  $ 27,785,410  $ 3,681,974   $ 3,877,871   $  1,296,852  $  1,022,138
 Net realized gain
  (loss) from security
  transactions..........     3,593,964     1,828,922       15,187       239,248        245,673       139,583
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    16,515,105    38,462,367   (5,496,396)      (12,424)      (275,023)     (384,125)
                          ------------  ------------  -----------   -----------   ------------  ------------
 Net increase (decrease)
  in net assets from
  operations............    60,937,260    68,076,699   (1,799,235)    4,104,695      1,267,502       777,596
                          ------------  ------------  -----------   -----------   ------------  ------------
 From capital
  transactions:
 Net premiums...........    76,267,713    68,697,236   15,797,917    13,501,414     35,768,800    28,800,532
 Redemptions............   (15,563,840)   (9,651,413)  (1,719,595)   (1,455,088)      (296,905)     (292,311)
 Net portfolio
  transfers.............     3,590,588       462,907    2,922,342     2,032,607    (23,898,442)  (12,984,969)
 Other net transfers....   (38,125,701)  (33,909,522)  (6,009,960)   (5,444,551)    (2,027,635)   (2,036,921)
                          ------------  ------------  -----------   -----------   ------------  ------------
 Net increase in net
  assets from capital
  transactions..........    26,168,760    25,599,208   10,990,704     8,634,382      9,545,818    13,486,331
                          ------------  ------------  -----------   -----------   ------------  ------------
NET CHANGE IN NET
 ASSETS.................    87,106,020    93,675,907    9,191,469    12,739,077     10,813,320    14,263,927
NET ASSETS--BEGINNING OF
 YEAR...................   332,562,149   238,886,242   56,439,971    43,700,894     22,260,162     7,996,235
                          ------------  ------------  -----------   -----------   ------------  ------------
NET ASSETS--END OF YEAR.  $419,668,169  $332,562,149  $65,631,440   $56,439,971   $ 33,073,482  $ 22,260,162
                          ============  ============  ===========   ===========   ============  ============

                       See Notes to Financial Statements.

                              State Street Research
  State Street Research         Aggressive Growth                MetLife                      Santander
  Diversified Portfolio             Portfolio             Stock Index Portfolio     International Stock Portfolio
--------------------------  --------------------------  --------------------------  -------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year   For the Year     For the Year
   Ended         Ended         Ended         Ended         Ended         Ended          Ended            Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,   December 31,     December 31,
    1999          1998          1999          1998          1999          1998           1999             1998
------------  ------------  ------------  ------------  ------------  ------------  --------------   --------------
$ 18,825,455  $ 17,838,146  $  3,037,862  $  7,473,609  $ 10,353,423  $  5,466,190  $    6,403,093   $      119,967

     743,624       522,086     1,280,373       390,678     3,899,836     2,060,324         528,185          251,518

  (2,237,161)   12,721,568    47,914,985     9,316,026    24,029,258    21,573,004      (1,137,521)       5,740,557
------------  ------------  ------------  ------------  ------------  ------------  --------------   --------------

  17,331,918    31,081,800    52,233,220    17,180,313    38,282,517    29,099,518       5,793,757        6,112,042
------------  ------------  ------------  ------------  ------------  ------------  --------------   --------------

  54,466,186    48,746,380    41,977,555    48,080,744    80,432,444    59,343,787       8,765,614       10,224,172
  (8,542,813)   (5,712,146)   (6,935,090)   (4,373,459)   (5,037,136)   (2,361,734)     (1,805,287)      (1,153,624)
   2,267,794     2,809,643    (8,586,687)   (6,687,894)   20,459,060     9,729,932      (1,507,125)      (2,377,311)
 (26,640,820)  (23,504,994)  (18,101,172)  (18,773,580)  (31,708,703)  (23,041,439)     (3,575,131)      (3,678,501)
------------  ------------  ------------  ------------  ------------  ------------  --------------   --------------

  21,550,347    22,338,883     8,354,606    18,245,811    64,145,665    43,670,546       1,878,071        3,014,736
------------  ------------  ------------  ------------  ------------  ------------  --------------   --------------
  38,882,265    53,420,683    60,587,826    35,426,124   102,428,182    72,770,064       7,671,828        9,126,778

 208,820,440   155,399,757   154,082,160   118,656,036   158,866,676    86,096,612      36,252,733       27,125,955
------------  ------------  ------------  ------------  ------------  ------------  --------------   --------------
$247,702,705  $208,820,440  $214,669,986  $154,082,160  $261,294,858  $158,866,676  $   43,924,561   $   36,252,733
============  ============  ============  ============  ============  ============  ==============   ==============

                     Metropolitan Life Separate Account UL

                                                                                      T. Rowe Price
                                Loomis Sayles                 Janus                 Small Cap Growth
                          High Yield Bond Portfolio     Mid Cap Portfolio               Portfolio
                          ------------------------- --------------------------  --------------------------
                          For the Year For the Year For the Year  For the Year  For the Year  For the Year
                             Ended        Ended        Ended         Ended         Ended         Ended
                          December 31, December 31, December 31,  December 31,  December 31,  December 31,
                              1999         1998         1999          1998          1999          1998
                          ------------ ------------ ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $  351,127   $  241,444  $  4,984,315  $     9,561   $  (159,812)  $   (71,325)
 Net realized gain
  (loss) from security
  transactions..........     (159,077)     (15,746)    1,140,427      178,428        41,394       (14,908)
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........      384,776     (428,334)   44,344,823    4,299,801     6,830,580       455,213
                           ----------   ----------  ------------  -----------   -----------   -----------
 Net increase (decrease)
  in net assets from
  operations............      576,826     (202,636)   50,469,565    4,487,790     6,712,162       368,980
                           ----------   ----------  ------------  -----------   -----------   -----------
 From capital
  transactions:
 Net premiums...........    1,766,270    1,559,975    31,140,404   13,796,446    10,707,741     8,413,079
 Redemptions............     (387,694)     (29,635)   (1,283,943)    (179,560)     (556,621)      (87,656)
 Net portfolio
  transfers.............    1,046,383      180,422    24,344,237    4,280,509     5,288,531     3,021,876
 Other net transfers....     (587,488)    (451,340)  (12,718,059)  (5,121,876)   (3,307,953)   (2,968,930)
                           ----------   ----------  ------------  -----------   -----------   -----------
 Net increase in net
  assets from capital
  transactions..........    1,837,471    1,259,422    41,482,639   12,775,519    12,131,698     8,378,369
                           ----------   ----------  ------------  -----------   -----------   -----------
NET CHANGE IN NET
 ASSETS.................    2,414,297    1,056,786    91,952,204   17,263,309    18,843,860     8,747,349
NET ASSETS--BEGINNING OF
 YEAR...................    2,539,911    1,483,125    21,126,547    3,863,238    13,305,461     4,558,112
                           ----------   ----------  ------------  -----------   -----------   -----------
NET ASSETS--END OF YEAR.   $4,954,208   $2,539,911  $113,078,751  $21,126,547   $32,149,321   $13,305,461
                           ==========   ==========  ============  ===========   ===========   ===========



                       See Notes to Financial Statements.

          Scudder                   Harris Oakmark        Neuberger Berman Partners          T. Rowe Price
  Global Equity Portfolio      Large Cap Value Portfolio    Mid Cap Value Portfolio   Large Cap Growth Portfolio
 ---------------------------- --------------------------- --------------------------- ---------------------------
                                           For the Period              For the Period              For the Period
 For the Year   For the Year  For the Year  November 9,   For the Year  November 9,   For the Year  November 9,
    Ended          Ended         Ended        1998 to        Ended        1998 to        Ended        1998 to
 December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     1999           1998          1999          1998          1999          1998          1999          1998
 ------------   ------------  ------------ -------------- ------------ -------------- ------------ --------------
 $   399,116    $    82,316     $  2,358        $ 0         $ 12,881        $ 0        $      782       $ 0

     272,213         35,936       (5,489)         0              679          0             2,027         0

   1,937,990        556,946      (13,841)         0           16,713          0           172,687         0
 -----------    -----------     --------        ---         --------        ---        ----------       ---

   2,609,319        675,198      (16,972)         0           30,273          0           175,496         0
 -----------    -----------     --------        ---         --------        ---        ----------       ---

   4,574,226      3,660,518      125,384          0          162,181          0           141,433         0
    (541,665)       (44,451)      (8,780)         0                0          0                 0         0
     985,125      2,251,711      224,137          0          433,203          0         1,037,195         0
  (1,431,966)    (1,263,459)      15,729          0          (33,367)         0          (100,729)        0
 -----------    -----------     --------        ---         --------        ---        ----------       ---

   3,585,720      4,604,319      356,470          0          562,017          0         1,077,899         0
 -----------    -----------     --------        ---         --------        ---        ----------       ---
   6,195,039      5,279,517      339,498          0          592,290          0         1,253,395         0

   8,302,858      3,023,341            0          0                0          0                 0         0
 -----------    -----------     --------        ---         --------        ---        ----------       ---
 $14,497,897    $ 8,302,858     $339,498        $ 0         $592,290        $ 0        $1,253,395       $ 0
 ===========    ===========     ========        ===         ========        ===        ==========       ===

                     Metropolitan Life Separate Account UL

                           Lehman Brothers Aggregate        Morgan Stanley               Russell 2000
                             Bond Index Portfolio        EAFE Index Portfolio           Index Portfolio
                          --------------------------- --------------------------- ---------------------------
                                       For the Period              For the Period              For the Period
                          For the Year  November 9,   For the Year  November 9,   For the Year  November 9,
                             Ended        1998 to        Ended        1998 to        Ended        1998 to
                          December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                              1999          1998          1999          1998          1999          1998
                          ------------ -------------- ------------ -------------- ------------ --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................    $ 22,843        $ 0        $   11,037       $ 0         $ 12,267        $ 0
 Net realized gain
  (loss) from security
  transactions..........      (1,189)         0            92,428         0           10,610          0
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     (27,533)         0           160,288         0           41,036          0
                            --------        ---        ----------       ---         --------        ---
 Net increase (decrease)
  in net assets from
  operations............      (5,879)         0           263,753         0           63,913          0
                            --------        ---        ----------       ---         --------        ---
 From capital
  transactions:
 Net premiums...........      93,732          0           139,276         0          214,532          0
 Redemptions............      (1,012)         0            (1,812)        0           (1,472)         0
 Net portfolio
  transfers.............     484,526          0           862,477         0          219,845          0
 Other net transfers....     (10,326)         0           (42,032)        0          (44,830)         0
                            --------        ---        ----------       ---         --------        ---
 Net increase in net
  assets from capital
  transactions..........     566,920          0           957,909         0          388,075          0
                            --------        ---        ----------       ---         --------        ---
NET CHANGE IN NET
 ASSETS.................     561,041          0         1,221,662         0          451,988          0

NET ASSETS--BEGINNING OF
 YEAR...................           0          0                 0         0                0          0
                            --------        ---        ----------       ---         --------        ---
NET ASSETS--END OF YEAR.    $561,041        $ 0        $1,221,662       $ 0         $451,988        $ 0
                            ========        ===        ==========       ===         ========        ===

                       See Notes to Financial Statements.

                   Invesco VIF      Invesco VIF                        Templeton
Janus Large Cap     High Yield   Industrial Income   Invesco VIF     International
Growth Portfolio    Portfolio        Portfolio     Realty Portfolio Stock Portfolio             TOTAL
----------------  -------------- ----------------- ---------------- --------------- ------------------------------
 For the Period   For the Period  For the Period    For the Period  For the Period   For the Year    For the Year
 May 3, 1999 to   May 3, 1999 to  May 3, 1999 to    May 3, 1999 to  May 3, 1999 to      Ended           Ended
  December 31,     December 31,    December 31,      December 31,    December 31,    December 31,    December 31,
      1999            1999             1999             1999             1999            1999            1998
----------------  -------------- ----------------- ---------------- --------------- --------------  --------------
    $   (61)          $    0          $    0            $   (1)         $   (5)     $   90,063,697  $   63,845,327
         79                0               0                 0              32          11,700,976       5,616,069
     10,708               (6)             45                84             481         133,172,078      92,300,599
    -------           ------          ------            ------          ------      --------------  --------------
     10,726               (6)             45                83             508         234,936,751     161,761,995
    -------           ------          ------            ------          ------      --------------  --------------
         99                0               0                 0           1,166         362,542,673     304,824,283
          0                0               0                 0               0         (42,683,665)    (25,341,077)
     86,070            3,236           5,802             1,524           5,208          30,275,029       2,719,433
       (522)              (3)             25               (23)            (50)       (144,450,716)   (120,195,113)
    -------           ------          ------            ------          ------      --------------  --------------
     85,647            3,233           5,827             1,501           6,324         205,683,321     162,007,526
    -------           ------          ------            ------          ------      --------------  --------------
     96,373            3,227           5,872             1,584           6,832         440,620,072     323,769,521
          0                0               0                 0               0       1,014,559,068     690,789,547
    -------           ------          ------            ------          ------      --------------  --------------
    $96,373           $3,227          $5,872            $1,584          $6,832      $1,455,179,140  $1,014,559,068
    =======           ======          ======            ======          ======      ==============  ==============

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

1.BUSINESS

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940. The five divisions are ULII, IVUL, GVUL, UL2001 and VAI. The Separate Account presently consists of twenty-two investment portfolios used to support variable universal life insurance policies. The assets in each portfolio are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc., the Janus Aspen Series Fund, the Invesco Variable Investment Funds, Inc. and the Templeton Variable Products Series Fund (the "Funds"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life"), on December 13, 1988 and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On May 3, 1999, operations commenced for the five new investment portfolios added to the Separate Account on that date: the Janus Large Cap Growth Portfolio, the Invesco VIF High Yield Portfolio, the Invesco VIF Industrial Income Portfolio, the Invesco VIF Realty Portfolio and the Templeton International Stock Portfolio. On November 9, 1998, operations commenced for the six new investment portfolios added to the Separate Account on that date: the Harris Oakmark Large Cap Value Portfolio, the Neuberger Berman Partners Mid Cap Value Portfolio, the T. Rowe Price Large Cap Growth Portfolio, the Lehman Brothers Aggregate Bond Index Portfolio, the Morgan Stanley EAFE Index Portfolio and the Russell 2000 Index Portfolio.

2.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. A summary of investments of the twenty-two designated portfolios of the Funds in which the five investment divisions of the Separate Account invest as of December 31, 1999 is included as Note 5.

  B.Security Transactions

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.Federal Income Taxes

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes or reserve for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any federal income taxes against the Separate Account arising from the earnings of realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed on certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

3.DIVIDENDS

  On May 4, 1999 and December 16, 1999, the Metropolitan Series Fund, Inc. declared dividends for all shareholders of record on May 7, 1999 and December 21, 1999 respectively. The amount of dividends received by the Separate Account was $100,200,341. The dividends were paid to Metropolitan Life on May 11, 1999 and December 22, 1999, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Metropolitan Series Fund, Inc. held by each of the sixteen investment portfolios increased by the following: State Street Research Growth Portfolio, 1,168,696 shares; State Street Research Income Portfolio, 357,372 shares; State Street Research Money Market Portfolio, 148,919 shares; State Street Research Diversified Portfolio, 1,161,405 shares; State Street Research Aggressive Growth Portfolio, 126,713 shares; MetLife Stock Index Portfolio, 307,335 shares; Santander International Stock Portfolio, 495,499 shares; Loomis Sayles High Yield Bond Portfolio, 42,345 shares; Janus Mid Cap Portfolio, 164,544 shares; Scudder Global Equity Portfolio, 34,867 shares; Harris Oakmark Large Cap Value Portfolio, 343 shares; Neuberger Berman Partners Mid Cap Value Portfolio, 1,185 shares; T. Rowe Price Large Cap Growth Portfolio, 410 shares; Lehman Brothers Aggregate Bond Index Portfolio, 2,648 shares; Morgan Stanley EAFE Index Portfolio, 1,260 shares and Russell 2000 Index Portfolio, 1,133 shares.

  No dividends were received by the T. Rowe Price Small Cap Growth Portfolio, the Janus Large Cap Growth Portfolio, the Invesco VIF High Yield Portfolio, the Invesco VIF Industrial Income Portfolio, the Invesco VIF Realty Portfolio or the Templeton International Stock Portfolio.

4.EXPENSES

  For assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will be higher than an effective annual rate of .90% of the average daily value of the net assets of the monthly anniversary value of the net assets in the Separate Account attributable to such policies.

5.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1999

  Investment information, summarized by investment type and industry sector, for each portfolio in which the Separate Account invests is presented below:

                        Metropolitan Series Fund, Inc.

                             State Street            State Street          State Street           State Street
                               Research                Research              Research               Research
                                Growth                  Income             Money Market           Diversified
                              Portfolio               Portfolio             Portfolio              Portfolio
                            --------------           ------------          ------------          --------------
                                Value                   Value                 Value                  Value
                              (Note 2A)               (Note 2A)             (Note 2A)              (Note 2A)
 COMMON STOCK
 Banking.................   $   82,527,431    (2.3%)                                             $   37,290,000   (1.3%)
 Biotechnology...........       54,963,147    (1.5%)                                                 24,690,597   (0.9%)
 Broadcasting............      296,377,400    (8.2%)                                                133,419,212   (4.6%)
 Business Services.......      112,535,700    (3.1%)                                                 50,496,775   (1.8%)
 Chemicals...............       76,861,100    (2.1%)                                                 34,515,338   (1.2%)
 Computer Equipment &
  Service................      256,218,167    (7.1%)                                                115,412,728   (4.0%)
 Consumer Products.......       41,549,200    (1.1%)                                                 18,585,325   (0.6%)
 Drugs & Health Care.....      199,768,100    (5.5%)                                                 89,658,175   (3.1%)
 Electrical Equipment....      135,638,375    (3.7%)                                                 61,141,725   (2.1%)
 Electronics.............      311,786,331    (8.6%)                                                139,112,337   (4.8%)
 Entertainment & Leisure.       69,260,925    (1.9%)                                                 31,127,400   (1.1%)
 Financial Services......      207,714,472    (5.7%)                                                 93,083,836   (3.2%)
 Food & Beverages........       68,059,775    (1.9%)                                                 30,438,238   (1.1%)
 Household Products......      115,271,300    (3.2%)                                                 52,737,925   (1.8%)
 Insurance...............      122,153,209    (3.4%)                                                 55,087,431   (1.9%)
 Liquor..................       35,878,100    (1.0%)                                                 16,110,094   (0.6%)
 Medical Equipment &
  Supply.................       64,919,375    (1.8%)                                                 29,183,519   (1.0%)
 Multi-Industry..........      157,590,888    (4.3%)                                                 70,569,787   (2.5%)
 Office & Business
  Equipment..............      100,591,019    (2.8%)                                                 45,145,450   (1.6%)
 Oil.....................       78,019,820    (2.1%)                                                 34,877,416   (1.2%)
 Oil & Gas Exploration...       10,186,600    (0.3%)                                                  4,492,675   (0.2%)
 Oil-International.......      148,770,011    (4.1%)                                                 66,566,008   (2.3%)
 Retail Trade............      230,490,362    (6.4%)                                                103,622,031   (3.6%)
 Software................      220,768,794    (6.1%)                                                 99,297,338   (3.5%)
 Telecommunications
  Equipment & Services...      166,601,284    (4.6%)                                                 74,851,353   (2.6%)
 Transportation-Trucking.                                                                                     5   (0.0%)
 Utilities-Electric......       29,997,175    (0.8%)                                                 13,395,200   (0.5%)
 Utilities-Gas &
  Pipelines..............       38,584,063    (1.1%)                                                 17,426,063   (0.6%)
 Utilities-Telephone.....      103,491,375    (2.9%)                                                 46,478,737   (1.6%)
                            --------------                                                       --------------
 Total Common Stock......    3,536,573,498   (97.6%)                                              1,588,812,718  (55.3%)
                            --------------                                                       --------------
 LONG-TERM DEBT
  SECURITIES
 Corporate Bonds:
 Aerospace & Defense.....                            $  3,129,248   (0.7%)                            8,007,919   (0.3%)
 Asset Backed............                              13,145,137   (2.7%)                           16,750,976   (0.6%)
 Automotive..............                               7,115,862   (1.5%)                           14,621,369   (0.5%)
 Banking.................                               5,120,913   (1.1%)
 Collateralized Mortgage
  Obligations............                              23,320,293   (4.9%)                           45,392,738   (1.6%)
 Drugs & Health Care.....                               2,903,965   (0.6%)                            6,368,139   (0.2%)
 Electrical Equipment....                                                                             5,032,173   (0.2%)
 Entertainment & Leisure.                                                                             4,307,188   (0.2%)
 Finance & Banking.......                              19,467,181   (4.1%)                           90,280,549   (3.1%)
 Financial Services......                             120,137,416  (25.1%)                          305,430,425  (10.6%)
 Food & Beverages........                               9,895,519   (2.1%)                           12,511,591   (0.4%)
 Healthcare Services.....                              13,325,625   (2.8%)                           28,557,900   (1.0%)
 Industrials.............                              13,357,360   (2.8%)                           58,750,359   (2.0%)
 Mortgage Related........                              11,533,851   (2.4%)                           31,552,849   (1.1%)
 Newspapers..............                               9,744,055   (2.0%)                           20,468,019   (0.7%)
 Pollution Control.......                               1,760,000   (0.4%)                           19,866,031   (0.7%)
 Restaurant..............                               3,089,555   (0.6%)                            3,884,012   (0.1%)
 Retail Grocery..........                               7,162,867   (1.5%)                           20,183,815   (0.7%)
 Telecommunications
  Equipment & Services...                              14,952,575   (3.1%)                           36,301,441   (1.3%)
 Utilities-Electric......                              23,188,403   (4.9%)                           35,847,072   (1.3%)
 Utilities-Gas &
  Pipelines..............                               2,508,129   (0.5%)                            6,344,091   (0.2%)
                                                     ------------                                --------------
 Total Corporate Bonds...                             304,857,954  (63.8%)                          770,458,656  (26.8%)
                                                     ------------                                --------------
 Federal Agency
  Obligations............                              33,244,644   (6.9%)                           64,815,085   (2.3%)
 Federal Treasury
  Obligations............                              69,212,535  (14.5%)                          254,049,569   (8.8%)
 Foreign Obligations.....                               9,200,344   (1.9%)                           23,045,630   (0.8%)
 State Agency
  Obligations............                              19,552,778   (4.1%)                           46,617,831   (1.6%)
 Yankee Bonds............                              26,698,901   (5.6%)                           63,191,720   (2.2%)
                                                     ------------                                --------------
 Total Long-Term Debt
  Securities.............                             462,767,156  (96.8%)                        1,222,178,491  (42.5%)
                                                     ------------                                --------------
 SHORT-TERM OBLIGATIONS
 Bankers' Acceptances....                                                  $ 2,296,541    (4.5%)
 Commercial Paper........      104,406,562    (2.9%)    4,153,120   (0.9%)  46,206,089   (89.6%)     40,162,565   (1.4%)
 Foreign Obligations.....                                                    2,527,260    (4.9%)
 Repurchase Agreements...          906,000    (0.0%)
                            --------------           ------------          -----------           --------------
 Total Short-Term
  Obligations............      105,312,562    (2.9%)    4,153,120   (0.9%)  51,029,890   (99.0%)     40,162,565   (1.4%)
                            --------------           ------------          -----------           --------------
 TOTAL INVESTMENTS.......    3,641,886,060  (100.5%)  466,920,276  (97.7%)  51,029,890   (99.0%)  2,851,153,774  (99.2%)
 Other Assets Less
  Liabilities............      (18,570,414)  (-0.5%)   10,959,423   (2.3%)     515,101    (1.0%)     23,257,871   (0.8%)
                            --------------           ------------          -----------           --------------
 NET ASSETS..............   $3,623,315,646  (100.0%) $477,879,699 (100.0%) $51,544,991  (100.0%) $2,874,411,645 (100.0%)
                            ==============           ============          ===========           ==============

                         Metropolitan Series Fund, Inc.

                                                  State Street
                                                    Research              Santander
                            MetLife                Aggressive           International
                          Stock Index                Growth                 Stock
                           Portfolio               Portfolio              Portfolio
                         --------------          --------------         -------------
                             Value                   Value                  Value
                           (Note 2A)               (Note 2A)              (Note 2A)
COMMON STOCK
 Aerospace & Defense.... $   42,520,747   (1.0%)
 Automotive.............     53,473,320   (1.3%) $   24,293,875  (1.5%) $  12,765,921  (4.0%)
 Banking................    222,504,127   (5.3%)     11,599,213  (0.7%)    35,345,047 (11.1%)
 Biotechnology..........      4,259,062   (0.1%)     24,580,406  (1.5%)
 Broadcasting...........    102,304,763   (2.4%)    113,538,148  (7.1%)
 Building &
  Construction..........     12,908,642   (0.3%)                            1,129,927  (0.4%)
 Business Services......     52,283,928   (1.2%)    128,551,113  (8.0%)     6,578,957  (2.1%)
 Chemicals..............     66,926,188   (1.6%)      5,668,625  (0.4%)    14,809,559  (4.7%)
 Computer Equipment &
  Service...............    344,503,286   (8.2%)    176,966,356 (11.1%)
 Construction Materials.      1,347,336   (0.0%)                            4,145,142  (1.3%)
 Consumer Products......      1,541,270   (0.0%)     15,105,475  (0.9%)     2,347,558  (0.7%)
 Consumer Services......      1,546,791   (0.0%)     22,926,075  (1.4%)
 Containers & Glass.....      4,748,324   (0.1%)                            1,276,864  (0.4%)
 Cosmetics..............      4,566,110   (0.1%)
 Drugs & Health Care....    269,559,821   (6.4%)     33,934,131  (2.1%)    15,475,094  (4.9%)
 Electrical Equipment...    198,603,236   (4.7%)     11,781,000  (0.7%)    11,051,542  (3.5%)
 Electronics............    290,979,817   (6.9%)    205,642,403 (12.8%)    27,888,740  (8.8%)
 Entertainment &
  Leisure...............     31,589,263   (0.8%)     55,319,769  (3.5%)
 Financial Services.....    211,099,391   (5.0%)     15,565,562  (1.0%)    22,770,469  (7.2%)
 Food & Beverages.......    144,392,638   (3.4%)
 Forest Products &
  Paper.................     38,649,761   (0.9%)
 Healthcare Services....        540,800   (0.0%)
 Homebuilders...........      1,209,419   (0.0%)                            2,861,065  (0.9%)
 Hospital Management....     11,657,934   (0.3%)
 Hotel & Motel..........      6,028,073   (0.1%)     11,613,994  (0.7%)
 Household Appliances &
  Home Furnishings......      4,477,880   (0.1%)                           10,469,911  (3.3%)
 Household Products.....     95,206,866   (2.3%)
 Industrial Components &
  Material..............        190,650   (0.0%)                            4,141,955  (1.3%)
 Insurance..............    123,792,495   (3.0%)                            9,968,500  (3.1%)
 Liquor.................      6,651,963   (0.2%)
 Machinery..............     24,637,034   (0.6%)                            4,784,205  (1.5%)
 Medical Equipment &
  Supply................     98,448,956   (2.3%)     15,930,200  (1.0%)     1,710,480  (0.5%)
 Metals-Aluminum........     15,170,831   (0.4%)
 Metals-Gold............      5,671,760   (0.1%)
 Metals-Non-Ferrous.....      2,318,173   (0.1%)                            3,141,599  (1.0%)
 Metals-Steel & Iron....      4,254,478   (0.1%)                           10,929,924  (3.4%)
 Mining.................      3,046,177   (0.1%)
 Miscellaneous..........      4,915,428   (0.1%)                            4,099,931  (1.3%)
 Multi-Industry.........     53,514,408   (1.3%)                            9,173,529  (2.9%)
 Newspapers.............     20,296,141   (0.5%)
 Office & Business
  Equipment.............    192,540,031   (4.6%)     43,779,375  (2.7%)     2,382,141  (0.8%)
 Oil....................                                                    3,253,848  (1.0%)
 Oil & Gas Exploration..      4,313,126   (0.1%)                            2,903,201  (0.9%)
 Oil-Domestic...........     26,869,426   (0.6%)
 Oil-Equipment &
  Services..............     26,067,054   (0.6%)     10,873,000  (0.7%)     3,294,267  (1.0%)
 Oil-International......    174,437,716   (4.2%)                            6,183,861  (1.9%)
 Packaging..............        618,375   (0.0%)
 Personal Care..........                                                    1,790,854  (0.6%)
 Photography............      7,423,620   (0.2%)                            3,030,146  (1.0%)
 Plastics...............                                                    1,642,705  (0.5%)
 Pollution Control......      4,170,830   (0.1%)
 Printing & Publishing..      8,326,516   (0.2%)     21,786,212  (1.4%)     1,419,888  (0.4%)
 Real Estate............                                                    4,807,378  (1.5%)
 Restaurant.............     22,291,487   (0.5%)
 Retail Grocery.........     17,788,649   (0.4%)                            1,661,126  (0.5%)
 Retail Trade...........    258,726,495   (6.2%)    176,908,418 (11.1%)    12,081,931  (3.8%)
 Software...............    306,073,513   (7.3%)    118,954,841  (7.4%)
 Technology.............                             19,159,525  (1.2%)
 Telecommunications
  Equipment & Services..    121,104,733   (2.9%)    154,558,970  (9.7%)    11,386,247  (3.6%)
 Textiles & Apparel.....      7,270,147   (0.2%)      8,983,463  (0.6%)
 Tires & Rubber.........      2,933,650   (0.1%)                            1,029,788  (0.3%)
 Tobacco................     20,221,865   (0.5%)                            7,882,048  (2.5%)
 Toys & Amusements......      3,146,864   (0.1%)                              814,349  (0.3%)
 Transportation-
  Airlines..............      9,225,687   (0.2%)                            7,301,153  (2.3%)
 Transportation-
  Miscellaneous.........                                                    3,557,910  (1.1%)
 Transportation-
  Railroad..............     15,390,852   (0.4%)
 Transportation-
  Trucking..............        525,406   (0.0%)
 Utilities-Electric.....     67,540,874   (1.6%)      9,663,975  (0.6%)
 Utilities-Gas &
  Pipelines.............     21,701,498   (0.5%)     13,129,119  (0.8%)     1,526,783  (0.5%)
 Utilities-
  Miscellaneous.........      1,420,319   (0.0%)
 Utilities-Telephone....    306,347,545   (7.3%)     16,136,400  (1.0%)    15,549,318  (4.9%)
                         --------------          --------------         -------------
 Total Common Stock.....  4,208,813,565 (100.1%)  1,466,949,643 (91.6%)   310,364,861 (97.7%)
                         --------------          --------------         -------------

                         Metropolitan Series Fund, Inc.

                                                   State Street
                                                     Research                Santander
                            MetLife                 Aggressive             International
                          Stock Index                 Growth                   Stock
                           Portfolio                Portfolio                Portfolio
                          (continued)              (continued)              (continued)
                         --------------           --------------           -------------
                             Value                    Value                    Value
                           (Note 2A)                (Note 2A)                (Note 2A)
PREFERRED STOCK
 Banking................                                                      2,290,901    (0.7%)
 Retail Trade...........                                                        309,734    (0.1%)
                                                                           ------------
 Total Preferred Stock..                                                      2,600,635    (0.8%)
                                                                           ------------
LONG-TERM DEBT
 SECURITIES
 Foreign Obligations....                                                        158,596    (0.0%)
SHORT TERM OBLIGATIONS
 Commercial Paper.......                             154,949,235    (9.7%)
 Repurchase Agreements..                                                      4,097,000    (1.3%)
 Federal Agency
  Obligations...........      1,206,498    (0.0%)
                         --------------           --------------           ------------
TOTAL INVESTMENTS.......  4,210,020,063  (100.1%)  1,621,898,878  (101.3%)  317,221,092   (99.8%)
Other Assets Less
 Liabilities............     (4,818,376)  (-0.1%)    (21,058,178)  (-1.3%)      609,779    (0.2%)
                         --------------           --------------           ------------
NET ASSETS.............. $4,205,201,687  (100.0%) $1,600,840,700  (100.0%) $317,830,871  (100.0%)
                         ==============           ==============           ============

                         Metropolitan Series Fund, Inc.

                                                         Loomis Sayles
                                                           High Yield
                                                         Bond Portfolio
                                                         --------------
                                                             Value
                                                           (Note 2A)
 COMMON STOCK
 Banking...............................................   $     3,252     (0.0%)
 Forest Products & Paper...............................     1,625,767     (2.7%)
 Oil & Gas Exploration.................................       141,728     (0.2%)
 Oil-Equipment & Services..............................        56,250     (0.1%)
 Real Estate...........................................       239,906     (0.4%)
 Restaurant............................................         3,479     (0.0%)
 Utilities-Electric....................................        20,632     (0.0%)
                                                          -----------
 Total Common Stock....................................     2,091,014     (3.4%)
                                                          -----------
 PREFERRED STOCK
 Banking...............................................         8,549     (0.0%)
 Construction Materials................................       129,844     (0.2%)
 Food & Beverages......................................        29,250     (0.0%)
 Metals-Steel & Iron...................................       182,000     (0.3%)
 Oil & Gas Exploration.................................       267,750     (0.4%)
 Oil-Equipment & Services..............................       281,685     (0.5%)
 Real Estate...........................................       175,650     (0.3%)
 Telecommunications Equipment & Services...............     1,400,884     (2.3%)
 Transportation-Shipping...............................        12,000     (0.0%)
 Utilities-Electric....................................       300,459     (0.5%)
 Utilities-Telephone...................................       214,312     (0.4%)
                                                          -----------
 Total Preferred Stock.................................     3,002,383     (4.9%)
                                                          -----------
 LONG-TERM DEBT SECURITIES
 Convertible Bonds
 Automotive............................................       380,625     (0.6%)
 Building & Construction...............................        81,500     (0.1%)
 Computer Equipment & Service..........................     3,458,197     (5.6%)
 Drugs & Health Care...................................     1,967,862     (3.2%)
 Electronics...........................................     1,882,512     (3.1%)
 Entertainment & Leisure...............................       237,480     (0.4%)
 Foreign Obligations...................................     5,617,845     (9.1%)
 Healthcare Services...................................       297,375     (0.5%)
 Industrial Components & Material......................       364,625     (0.6%)
 Industrials...........................................       692,775     (1.1%)
 Medical Equipment & Supply............................       208,050     (0.3%)
 Oil & Gas Exploration.................................       150,000     (0.2%)
 Oil-Equipment & Services..............................     1,094,043     (1.8%)
 Pollution Control.....................................       123,188     (0.2%)
 Real Estate...........................................        91,000     (0.2%)
 Restaurant............................................       357,360     (0.6%)
 Retail Trade..........................................        68,563     (0.1%)
 Telecommunications Equipment & Services...............       442,500     (0.7%)
 Transportation-Trucking...............................       129,600     (0.2%)
                                                          -----------
 Total Convertible Bonds...............................    17,645,100    (28.6%)
                                                          -----------
 Corporate Bonds
 Broadcasting..........................................     1,687,875     (2.7%)
 Chemicals.............................................       292,740     (0.5%)
 Computer Equipment & Service..........................       627,120     (1.0%)
 Food & Beverages......................................        76,402     (0.1%)
 Healthcare Services...................................       976,095     (1.6%)
 Industrials...........................................       912,871     (1.5%)
 Oil & Gas Exploration.................................       988,687     (1.6%)
 Oil-Equipment & Services..............................     3,231,875     (5.2%)
 Real Estate...........................................       409,937     (0.7%)
 Retail Trade..........................................       452,163     (0.7%)
 Telecommunications Equipment & Services...............     5,659,875     (9.2%)
 Textiles & Apparel....................................       333,506     (0.6%)
 Transportation........................................       261,563     (0.4%)
 Transportation-Shipping...............................       626,800     (1.0%)
 Utilities-Electric....................................       705,750     (1.2%)
 Utilities-Telephone...................................       493,000     (0.8%)
                                                          -----------
 Total Corporate Bonds.................................    17,736,259    (28.8%)
                                                          -----------
 Foreign Obligations...................................    11,987,615    (19.4%)
 Yankee Bonds..........................................     6,418,660    (10.4%)
                                                          -----------
 Total Long-Term Debt Securities.......................    53,787,634    (87.2%)
                                                          -----------
 SHORT-TERM OBLIGATIONS
 Repurchase Agreements.................................       884,000     (1.4%)
                                                          -----------
 TOTAL INVESTMENTS.....................................    59,765,031    (96.9%)
 Other Assets Less Liabilities.........................     1,936,338     (3.1%)
                                                          -----------
 NET ASSETS............................................   $61,701,369   (100.0%)
                                                          ===========

                         Metropolitan Series Fund, Inc.

                                                  T. Rowe Price
                             Janus                  Small Cap                Scudder
                            Mid Cap                  Growth               Global Equity
                           Portfolio                Portfolio               Portfolio
                         --------------           -------------           -------------
                             Value                    Value                   Value
                           (Note 2A)                (Note 2A)               (Note 2A)
COMMON STOCK
 Aerospace & Defense....                          $  1,025,437     (0.4%) $  2,654,542    (1.5%)
 Automotive.............                             2,668,712     (1.0%)      389,527    (0.2%)
 Banking................                             2,779,701     (1.0%)    6,374,730    (3.7%)
 Biotechnology.......... $   42,717,280    (2.2%)    1,622,128     (0.6%)    3,766,838    (2.2%)
 Broadcasting...........    182,450,383    (9.4%)    9,202,244     (3.4%)    4,670,099    (2.7%)
 Building &
  Construction..........                             1,147,375     (0.4%)      514,750    (0.3%)
 Business Services......    152,634,350    (7.9%)   23,868,284     (8.9%)    2,358,915    (1.4%)
 Chemicals..............                             3,291,533     (1.2%)   10,906,382    (6.4%)
 Computer Equipment &
  Service...............    419,901,193   (21.7%)   24,709,494     (9.2%)    3,283,932    (1.9%)
 Construction & Mining
  Equipment.............                               727,050     (0.3%)
 Construction Materials.                               678,125     (0.3%)    2,484,832    (1.5%)
 Consumer Products......                               398,263     (0.1%)
 Drugs & Health Care....     51,178,119    (2.6%)   16,126,810     (6.0%)    5,494,040    (3.2%)
 Education..............     34,102,280    (1.8%)    3,104,162     (1.2%)
 Electrical Equipment...                             5,424,125     (2.0%)    5,874,457    (3.4%)
 Electronics............    255,169,133   (13.2%)   39,158,644    (14.5%)   13,213,361    (7.7%)
 Entertainment &
  Leisure...............     49,936,749    (2.6%)    5,588,944     (2.1%)
 Financial Services.....                             6,797,057     (2.5%)    5,079,216    (3.0%)
 Food & Beverages.......                             1,538,278     (0.6%)
 Forest Products &
  Paper.................                                                       963,375    (0.6%)
 Healthcare Services....     14,559,746    (0.8%)      702,625     (0.3%)      568,269    (0.3%)
 Hospital Management....                               500,656     (0.2%)
 Household Appliances &
  Home Furnishings......                                                     1,246,452    (0.7%)
 Industrial Components &
  Material..............                               856,794     (0.3%)
 Insurance..............                             2,260,759     (0.8%)    4,670,482    (2.7%)
 Lease Rental
  Obligations...........                             1,193,456     (0.4%)
 Machinery..............                                                       151,599    (0.1%)
 Medical Equipment &
  Supply................     14,836,617    (0.8%)    6,020,644     (2.2%)
 Metals-Gold............                                                     4,072,604    (2.4%)
 Metals-Non-Ferrous.....                                                     4,677,775    (2.7%)
 Metals-Steel & Iron....                                                     6,605,028    (3.9%)
 Mining.................                                                     1,744,481    (1.0%)
 Miscellaneous..........                               275,600     (0.1%)
 Multi-Industry.........                                                     2,482,024    (1.4%)
 Newspapers.............                               854,775     (0.3%)
 Office & Business
  Equipment.............                             4,939,347     (1.8%)    5,639,675    (3.3%)
 Oil & Gas Exploration..                               932,512     (0.3%)      683,750    (0.4%)
 Oil-Domestic...........                                                     3,765,288    (2.2%)
 Oil-Equipment &
  Services..............                             2,943,681     (1.1%)    1,531,040    (0.9%)
 Oil-International......                                                     3,368,984    (2.0%)
 Photography............                             1,244,309     (0.5%)
 Pollution Control......                               969,891     (0.4%)
 Real Estate............                             2,692,804     (1.0%)    2,179,844    (1.3%)
 Restaurant.............      1,091,461    (0.1%)    4,051,256     (1.5%)
 Retail Grocery.........                             1,830,483     (0.7%)
 Retail Trade...........     13,244,333    (0.7%)   13,945,028     (5.2%)    1,396,008    (0.8%)
 Software...............    124,501,640    (6.4%)   31,128,170    (11.5%)    7,143,207    (4.2%)
 Telecommunications
  Equipment & Services..    473,207,570   (24.5%)   23,235,061     (8.6%)   12,333,669    (7.2%)
 Textiles & Apparel.....                             2,968,687     (1.1%)      575,629    (0.3%)
 Tobacco................                                                       212,694    (0.1%)
 Toys & Amusements......                               478,400     (0.2%)
 Transportation-
  Airlines..............                             1,232,378     (0.5%)    2,112,781    (1.2%)
 Transportation-
  Railroad..............                               824,988     (0.3%)    5,090,951    (3.0%)
 Transportation-
  Trucking..............                               940,175     (0.3%)
 Utilities-Electric.....                                                     7,734,478    (4.5%)
 Utilities-Gas &
  Pipelines.............                                                     1,606,375    (0.9%)
 Utilities-Telephone....     91,101,795    (4.7%)    1,916,966     (0.7%)    8,137,388    (4.7%)
                         --------------           ------------            ------------
 Total Common Stock.....  1,920,632,649   (99.4%)  258,795,811    (96.0%)  157,759,471   (91.9%)
                         --------------           ------------            ------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......     44,688,825    (2.3%)
 Foreign Obligations....                                                     5,218,413    (3.0%)
 Repurchase Agreements..      1,914,000    (0.1%)                            6,468,000    (3.8%)
                         --------------                                   ------------
 Total Short-Term
  Obligations...........     46,602,825    (2.4%)                           11,686,413    (6.8%)
                         --------------                                   ------------
LONG-TERM DEBT
 SECURITIES
 Participating Loan
  Notes.................                                                       420,065    (0.2%)
 Federal Treasury
  Obligations...........                               195,140     (0.1%)
SHORT-TERM OBLIGATIONS
 Regulated Investment
  Companies.............                            12,572,104     (4.7%)
                         --------------           ------------            ------------
TOTAL INVESTMENTS.......  1,967,235,474  (101.8%)  271,563,055   (100.8%)  169,865,949   (98.9%)
Other Assets Less
 Liabilities............    (35,438,420)  (-1.8%)   (2,045,413)   (-0.8%)    1,848,472    (1.1%)
                         --------------           ------------            ------------
NET ASSETS.............. $1,931,797,054  (100.0%) $269,517,642   (100.0%) $171,714,421  (100.0%)
                         ==============           ============            ============

                         Metropolitan Series Fund, Inc.

                                                        Morgan Stanley
                                  Russell 2000               EAFE
                                 Index Portfolio        Index Portfolio
                                 ---------------        ---------------
                                      Value                  Value
                                    (Note 2A)              (Note 2A)
 COMMON STOCK
 Aerospace & Defense...........     $ 678,269    (0.6%)    $ 193,539     (0.2%)
 Agriculture & Related.........        69,500    (0.1%)
 Automotive....................     1,110,278    (1.0%)    3,241,751     (3.9%)
 Banking.......................     7,243,688    (6.5%)    8,729,364    (10.6%)
 Biotechnology.................     2,144,522    (1.9%)      193,965     (0.2%)
 Broadcasting..................     1,513,037    (1.4%)      951,178     (1.2%)
 Building & Construction.......       602,606    (0.5%)      444,750     (0.5%)
 Business Services.............     7,088,385    (6.4%)    1,208,099     (1.5%)
 Chemicals.....................     1,803,803    (1.6%)    1,933,527     (2.4%)
 Coal..........................        30,375    (0.0%)
 Computer Equipment & Service..     8,906,921    (8.0%)    1,885,797     (2.3%)
 Construction & Mining
  Equipment....................       264,722    (0.2%)       37,709     (0.0%)
 Construction Materials........       695,375    (0.6%)      920,852     (1.1%)
 Consumer Products.............       329,088    (0.3%)      426,599     (0.5%)
 Consumer Services.............        41,388    (0.0%)      103,263     (0.1%)
 Containers & Glass............       313,969    (0.3%)      145,958     (0.2%)
 Cosmetics.....................                               43,751     (0.1%)
 Drugs & Health Care...........     5,063,950    (4.5%)    4,831,395     (5.9%)
 Education.....................       159,694    (0.1%)
 Electrical Equipment..........     2,139,364    (1.9%)    2,346,494     (2.9%)
 Electronics...................     8,542,542    (7.7%)    6,444,858     (7.8%)
 Entertainment & Leisure.......     1,726,211    (1.6%)      401,596     (0.5%)
 Financial Services............     2,146,995    (1.9%)    3,529,550     (4.3%)
 Food & Beverages..............     1,575,037    (1.4%)    2,170,309     (2.6%)
 Forest Products & Paper.......       919,925    (0.8%)      448,821     (0.5%)
 Healthcare Services...........       914,353    (0.8%)       21,577     (0.0%)
 Homebuilders..................       526,462    (0.5%)      135,410     (0.2%)
 Hospital Management...........       344,369    (0.3%)
 Hotel & Motel.................       454,447    (0.4%)      209,742     (0.3%)
 Household Appliances & Home
  Furnishings..................       735,853    (0.7%)      554,907     (0.7%)
 Household Products............       307,909    (0.3%)       23,221     (0.0%)
 Industrial Components &
  Material.....................     1,976,599    (1.8%)      443,963     (0.5%)
 Industrial
  Development / Pollution
  Bonds........................                               70,720     (0.1%)
 Insurance.....................     3,360,032    (3.0%)    4,037,027     (4.9%)
 Investment Companies..........        38,106    (0.0%)
 Lease Rental Obligations......       436,903    (0.4%)        6,440     (0.0%)
 Liquor........................       205,856    (0.2%)      628,678     (0.8%)
 Machinery.....................     1,854,774    (1.7%)      937,355     (1.1%)
 Medical Equipment & Supply....     2,052,444    (1.8%)      160,632     (0.2%)
 Metals-Aluminum...............        56,888    (0.1%)       27,558     (0.0%)
 Metals-Gold...................        27,638    (0.0%)       17,957     (0.0%)
 Metals-Non-Ferrous............       148,431    (0.1%)      243,787     (0.3%)
 Metals-Steel & Iron...........       794,678    (0.7%)      714,613     (0.9%)
 Mining........................       148,944    (0.1%)       51,399     (0.1%)
 Miscellaneous.................       513,562    (0.5%)       92,534     (0.1%)
 Mobile Homes..................       198,119    (0.2%)
 Multi-Industry................       902,396    (0.8%)    4,241,874     (5.2%)
 Newspapers....................       146,913    (0.1%)        5,582     (0.0%)
 Office & Business Equipment...     1,049,025    (0.9%)      444,459     (0.5%)
 Oil...........................       245,419    (0.2%)    1,824,272     (2.2%)
 Oil & Gas Exploration.........     1,377,606    (1.2%)       74,383     (0.1%)
 Oil-Domestic..................                                7,204     (0.0%)
 Oil-Equipment & Services......     1,199,770    (1.1%)      970,166     (1.2%)
 Oil-International.............                            1,486,992     (1.8%)

                         Metropolitan Series Fund, Inc.

                                                        Morgan Stanley
                                Russell 2000                 EAFE
                               Index Portfolio          Index Portfolio
                                 (continued)              (continued)
                               ---------------          ---------------
                                    Value                    Value
                                  (Note 2A)                (Note 2A)
 COMMON STOCK--(Continued)
 Packaging..................          95,138     (0.1%)
 Personal Care..............          51,100     (0.1%)       512,187     (0.6%)
 Photography................         308,944     (0.3%)       146,031     (0.2%)
 Plastics...................         136,109     (0.1%)        55,133     (0.1%)
 Pollution Control..........         170,117     (0.2%)         8,788     (0.0%)
 Printing & Publishing......         681,175     (0.6%)       579,027     (0.7%)
 Real Estate................       4,853,008     (4.4%)     1,113,230     (1.4%)
 Restaurant.................         905,844     (0.8%)        63,682     (0.1%)
 Retail Grocery.............         358,198     (0.3%)       678,318     (0.8%)
 Retail Trade...............       3,602,791     (3.2%)     2,263,892     (2.8%)
 Shipbuilding...............         107,250     (0.1%)         6,851     (0.0%)
 Software...................       9,163,883     (8.2%)       528,209     (0.6%)
 Technology.................       1,124,335     (1.0%)
 Telecommunications
  Equipment & Services......       7,256,975     (6.5%)     5,713,882     (6.9%)
 Textiles & Apparel.........         994,724     (0.9%)       268,027     (0.3%)
 Tires & Rubber.............          47,500     (0.0%)       246,555     (0.3%)
 Tobacco....................         142,120     (0.1%)       298,673     (0.4%)
 Toys & Amusements..........          36,441     (0.0%)       182,813     (0.2%)
 Transportation.............         195,463     (0.2%)       207,016     (0.3%)
 Transportation-Airlines....         821,011     (0.7%)       431,963     (0.5%)
 Transportation-
  Miscellaneous.............                                   22,388     (0.0%)
 Transportation-Railroad....         462,959     (0.4%)       551,262     (0.7%)
 Transportation-Shipping....         201,838     (0.2%)       399,092     (0.5%)
 Transportation-Trucking....         698,687     (0.6%)         9,013     (0.0%)
 Utilities..................         367,963     (0.3%)
 Utilities-Electric.........       1,548,840     (1.4%)     1,998,232     (2.4%)
 Utilities-Gas & Pipelines..       2,091,713     (1.9%)       462,574     (0.6%)
 Utilities-Miscellaneous....                                  109,089     (0.1%)
 Utilities-Telephone........         310,884     (0.3%)     6,851,920     (8.3%)
 Utilities-Water............         116,150     (0.1%)
                                ------------              -----------
 Total Common Stock.........     111,978,300   (100.2%)    81,773,424    (99.3%)
                                ------------              -----------
 PREFERRED STOCK
 Automotive.................                                   22,424     (0.0%)
 Broadcasting...............                                  152,498     (0.2%)
 Building & Construction....                                    9,187     (0.0%)
 Oil-Equipment & Services...                                    8,865     (0.0%)
 Oil-International..........                                   15,413     (0.0%)
 Retail Grocery.............                                    7,711     (0.0%)
 Retail Trade...............                                    9,096     (0.0%)
 Software...................                                  210,838     (0.3%)
                                                          -----------
 Total Preferred Stock......                                  436,032     (0.5%)
                                                          -----------
 SHORT-TERM OBLIGATIONS
 Federal Agency Obligations.         996,977     (0.9%)     1,042,652     (1.3%)
                                ------------              -----------
 TOTAL INVESTMENTS..........     112,975,277   (101.1%)    83,252,108   (101.1%)
 Other Assets Less
  Liabilities...............      (1,246,645)   (-1.1%)      (897,193)   (-1.1%)
                                ------------              -----------
 NET ASSETS.................    $111,728,632   (100.0%)   $82,354,915   (100.0%)
                                ============              ===========

                         Metropolitan Series Fund, Inc.

                                                              Lehman
                                                             Brothers
                                                            Aggregate
                                                            Bond Index
                                                            Portfolio
                                                           ------------
                                                              Value
                                                            (Note 2A)
LONG-TERM DEBT SECURITIES
Corporate Bonds:
 Aerospace & Defense...................................... $    217,373   (0.2%)
 Asset Backed.............................................    1,114,534   (0.9%)
 Automotive...............................................      656,234   (0.5%)
 Banking..................................................    2,646,073   (2.0%)
 Broadcasting.............................................      459,729   (0.4%)
 Collateralized Mortgage Obligations......................    1,557,920   (1.2%)
 Drugs & Health Care......................................      137,862   (0.1%)
 Entertainment & Leisure..................................      447,900   (0.3%)
 Finance & Banking........................................    1,184,489   (0.9%)
 Financial Services.......................................    5,417,318   (4.2%)
 Food & Beverages.........................................      198,824   (0.2%)
 Forest Products & Paper..................................      902,049   (0.7%)
 Industrials..............................................      138,134   (0.1%)
 Liquor...................................................      468,535   (0.4%)
 Multi-Industry...........................................      712,878   (0.5%)
 Office & Business Equipment..............................      465,375   (0.4%)
 Oil & Gas Exploration....................................      572,352   (0.4%)
 Printing & Publishing....................................      457,777   (0.3%)
 Real Estate..............................................      502,193   (0.4%)
 Restaurant...............................................      457,986   (0.4%)
 Retail Trade.............................................    1,152,172   (0.9%)
 Telecommunications Equipment & Services..................    1,447,723   (1.1%)
 Transportation-Airlines..................................      825,882   (0.6%)
 Transportation-Railroad..................................      300,801   (0.2%)
 Utilities-Electric.......................................    1,364,726   (1.1%)
 Utilities-Gas & Pipelines................................      723,618   (0.6%)
 Utilities-Telephone......................................    1,420,791   (1.1%)
                                                           ------------
 Total Corporate Bonds....................................   25,951,248  (20.1%)
                                                           ------------
 Federal Agency Obligations...............................   57,027,167  (44.1%)
 Federal Treasury Obligations.............................   35,460,210  (27.4%)
 State Agency Obligations.................................      182,909   (0.1%)
 Yankee Bonds.............................................    2,257,967   (1.7%)
                                                           ------------
 Total Bonds..............................................  120,879,501  (93.4%)
                                                           ------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.........................................    4,535,468   (3.5%)
 Federal Agency Obligations...............................      595,728   (0.5%)
                                                           ------------
 Total Short-Term Obligations.............................    5,131,196   (4.0%)
                                                           ------------
TOTAL INVESTMENTS.........................................  126,010,697  (97.4%)
Other Assets Less Liabilities.............................    3,327,963   (2.6%)
                                                           ------------
NET ASSETS................................................ $129,338,660 (100.0%)
                                                           ============

                         Metropolitan Series Fund, Inc.

                          Harris Oakmark              Neuberger Berman              T. Rowe Price
                          Large Cap Value          Partners Mid Cap Value             Large Cap
                             Portfolio                   Portfolio                 Growth Portfolio
                          ---------------          ----------------------          ----------------
                               Value                       Value                        Value
                             (Note 2A)                   (Note 2A)                    (Note 2A)
COMMON STOCK
 Aerospace & Defense....    $ 3,218,687     (8.4%)      $   822,900         (2.1%)
 Automotive.............                                  1,947,912         (5.0%)   $   260,550      (0.5%)
 Banking................      3,446,094     (9.0%)          851,525         (2.2%)     1,887,612      (3.7%)
 Biotechnology..........                                                                 431,081      (0.8%)
 Broadcasting...........                                  1,537,144         (4.0%)     2,779,959      (5.4%)
 Building &
  Construction..........        813,375     (2.1%)                                       246,138      (0.5%)
 Business Services......      3,166,562     (8.3%)        1,177,100         (3.0%)     2,216,848      (4.3%)
 Chemicals..............      1,192,344     (3.1%)        1,938,494         (5.0%)
 Computer Equipment &
  Service...............        972,969     (2.5%)        1,436,228         (3.7%)     4,917,202      (9.6%)
 Consumer Products......      2,168,375     (5.7%)
 Containers & Glass.....                                    191,706         (0.5%)
 Drugs & Health Care....                                    727,988         (1.9%)     3,374,794      (6.6%)
 Electrical Equipment...                                    439,875         (1.1%)     1,288,125      (2.5%)
 Electronics............      1,815,625     (4.7%)          792,706         (2.1%)     4,235,797      (8.2%)
 Entertainment &
  Leisure...............      1,735,500     (4.5%)          481,500         (1.2%)        87,750      (0.2%)
 Financial Services.....                                  1,618,975         (4.2%)     4,435,533      (8.6%)
 Food & Beverages.......                                                                 341,925      (0.7%)
 Forest Products &
  Paper.................        821,250     (2.1%)        1,103,437         (2.9%)       234,900      (0.5%)
 Hospital Management....                                                                 398,438      (0.8%)
 Hotel & Motel..........                                    368,950         (1.0%)       361,213      (0.7%)
 Household Appliances &
  Home Furnishings......                                    739,200         (1.9%)
 Household Products.....                                                                 922,387      (1.8%)
 Industrials............                                    201,400         (0.5%)       174,900      (0.3%)
 Insurance..............        878,813     (2.3%)        1,890,531         (4.9%)     1,188,617      (2.3%)
 Machinery..............      1,577,063     (4.1%)        1,209,506         (3.1%)
 Medical Equipment &
  Supply................                                  1,241,094         (3.2%)     1,205,187      (2.3%)
 Metals-Aluminum........                                    498,063         (1.3%)
 Metals-Non-Ferrous.....                                    434,125         (1.1%)
 Metals-Steel & Iron....                                    570,025         (1.5%)
 Mining.................                                    107,400         (0.3%)
 Miscellaneous..........      1,785,375     (4.7%)
 Multi-Industry.........                                    458,850         (1.2%)     3,303,693      (6.4%)
 Newspapers.............      1,844,500     (4.8%)                                       192,719      (0.4%)
 Office & Business
  Equipment.............                                                                 340,588      (0.7%)
 Oil....................                                    547,031         (1.4%)
 Oil & Gas Exploration..                                  1,010,250         (2.6%)
 Oil-Domestic...........                                    592,500         (1.5%)
 Oil-Equipment &
  Services..............                                  2,015,375         (5.2%)       238,006      (0.5%)
 Oil-International......                                                               1,476,969      (2.9%)
 Packaging..............                                    686,359         (1.8%)
 Printing & Publishing..      2,301,000     (6.0%)          501,500         (1.3%)       355,081      (0.7%)
 Real Estate............      1,281,250     (3.3%)          535,500         (1.4%)       205,969      (0.4%)
 Restaurant.............                                                                 169,313      (0.3%)
 Retail Grocery.........                                                                 981,221      (1.9%)
 Retail Trade...........                                    611,000         (1.6%)     2,590,426      (5.0%)
 Software...............                                  1,988,325         (5.1%)     4,157,962      (8.1%)
 Telecommunications
  Equipment & Services..                                  3,108,844         (8.0%)     2,269,381      (4.4%)
 Textiles & Apparel.....      2,081,625     (5.4%)                                       163,556      (0.3%)
 Tobacco................      1,864,275     (4.9%)                                       264,338      (0.5%)
 Toys & Amusements......      1,765,312     (4.6%)
 Transportation-
  Airlines..............                                    510,313         (1.3%)
 Transportation-
  Railroad..............                                    582,075         (1.5%)       261,188      (0.5%)
 Utilities-Electric.....                                  1,118,050         (2.9%)
 Utilities-Gas &
  Pipelines.............                                    286,663         (0.7%)
 Utilities-Telephone....                                                               2,158,184      (4.2%)
                            -----------                 -----------                  -----------
 Total Common Stock.....     34,729,994    (90.5%)       36,880,419        (95.2%)    50,117,550     (97.5%)
                            -----------                 -----------                  -----------
 SHORT-TERM OBLIGATIONS
 Commercial Paper.......      1,500,000     (3.9%)
 Regulated Investment
  Companies.............                                                               1,867,428      (3.6%)
 Repurchase Agreements..      1,482,000     (3.9%)        1,854,000         (4.8%)       703,000      (1.4%)
                            -----------                 -----------                  -----------
 Total Short-Term
  Obligations...........      2,982,000     (7.8%)        1,854,000         (4.8%)     2,570,428      (5.0%)
                            -----------                 -----------                  -----------
 TOTAL INVESTMENTS......     37,711,994    (98.3%)       38,734,419       (100.0%)    52,687,978    (102.5%)
 Other Assets Less
  Liabilities...........        665,535     (1.7%)          (12,430)        (0.0%)    (1,286,462)    (-2.5%)
                            -----------                 -----------                  -----------
 NET ASSETS.............    $38,377,529   (100.0%)      $38,721,989       (100.0%)   $51,401,516    (100.0%)
                            ===========                 ===========                  ===========

                    Templeton Variable Products Series Fund

                                                           Templeton
                                                         International
                                                             Stock
                                                           Portfolio
                                                         --------------
                                                             Value
                                                           (Note 2A)
COMMON STOCK
 Aerospace & Defense...................................  $    1,925,333   (0.2%)
 Appliances & Household Durables.......................      43,597,485   (3.8%)
 Automotive............................................      38,876,270   (3.4%)
 Banking...............................................      93,961,811   (8.1%)
 Broadcasting..........................................      11,671,882   (1.0%)
 Building Materials & Components.......................       8,232,097   (0.7%)
 Chemicals.............................................      50,382,806   (4.3%)
 Data Processing & Reproduction........................       9,436,991   (0.8%)
 Electrical & Electronics..............................      86,309,209   (7.4%)
 Energy Sources........................................      61,113,306   (5.3%)
 Financial Services....................................      67,495,324   (5.8%)
 Food & Household Products.............................      22,749,989   (2.0%)
 Forest Products & Paper...............................      21,609,388   (1.9%)
 Health & Personal Care................................      43,531,166   (3.8%)
 Industrial Components.................................       4,125,846   (0.4%)
 Insurance.............................................      63,000,165   (5.4%)
 Machinery & Engineering...............................       7,096,640   (0.6%)
 Merchandising.........................................      30,647,631   (2.6%)
 Metals & Mining.......................................      70,173,353   (6.1%)
 Multi-Industry........................................      52,379,143   (4.5%)
 Real Estate...........................................       1,704,438   (0.1%)
 Recreation & Other Consumer Goods.....................      11,067,926   (1.0%)
 Telecommunications....................................     103,119,516   (8.9%)
 Transportation........................................      51,149,658   (4.4%)
 Utilities-Gas & Pipelines.............................      87,566,150   (7.5%)
                                                         -------------- -------
 Total Common Stock....................................   1,042,923,523  (90.0%)
                                                         -------------- -------
 Preferred Stock.......................................      56,820,552   (4.9%)
 SHORT-TERM OBLIGATIONS
 Repurchase Agreements.................................      46,236,000   (4.0%)
                                                         -------------- -------
 TOTAL INVESTMENTS.....................................   1,145,980,075  (98.9%)
 Other Assets Less Liabilities.........................      12,182,392   (1.1%)
                                                         -------------- -------
 NET ASSETS............................................  $1,158,162,467 (100.0%)
                                                         ============== =======

                            Janus Aspen Series Fund

                                                         Janus Aspen
                                                       Growth Portfolio
                                                       ----------------
                                                            Value
                                                          (Note 2A)
COMMON STOCK
 Audio and Video Products.............................  $   12,027,000    (0.4%)
 Automotive...........................................       1,586,454    (0.1%)
 Brewery..............................................      12,112,537    (0.4%)
 Broadcast Services and Programming...................     105,648,024    (3.5%)
 Cable Television.....................................     253,832,722    (8.5%)
 Cellular Telecommunications..........................     152,852,858    (5.1%)
 Circuits.............................................     121,198,124    (4.0%)
 Commercial Banks.....................................       8,067,519    (0.3%)
 Commercial Services..................................      30,151,000    (1.0%)
 Computer Software....................................      55,568,330    (1.9%)
 Computer Memory Devices..............................      31,415,384    (1.0%)
 Computers Micro......................................     158,170,877    (5.3%)
 Cosmetics and Toiletries.............................      11,884,925    (0.4%)
 Cruise Lines.........................................      20,701,929    (0.7%)
 Data Processing and Management.......................      37,104,521    (1.2%)
 Distribution and Wholesale...........................      24,791,256    (0.8%)
 Diversified Financial Services.......................      22,502,813    (0.7%)
 Diversified Operations...............................     165,718,684    (5.5%)
 Electronic Components................................      79,706,735    (2.7%)
 Electronic Safety Devices............................       6,334,247    (0.2%)
 Enterprise Software and Services.....................      24,758,379    (0.8%)
 Finance-Credit Card..................................      62,213,244    (2.1%)
 Finance-Investment Bankers/Brokers...................      42,087,398    (1.4%)
 Food-Wholesale.......................................       3,307,287    (0.1%)
 Identification Systems and Devices...................      11,250,562    (0.4%)
 Instruments-Scientific...............................      42,286,156    (1.4%)
 Internet Content.....................................      11,715,741    (0.4%)
 Internet Software....................................      37,657,646    (1.3%)
 Life and Health Insurance............................      72,109,337    (2.4%)
 Medical-Biomedical and Genetic.......................      46,106,600    (1.5%)
 Medical-Drugs........................................      21,339,070    (0.7%)
 Medical-Instruments..................................      10,103,026    (0.3%)
 Money Center Banks...................................      72,862,400    (2.4%)
 Multi-Line Insurance.................................      38,767,246    (1.3%)
 Multimedia...........................................     191,538,881    (6.4%)
 Networking Products..................................     117,238,564    (3.9%)
 Office Automation and Equipment......................      11,390,880    (0.4%)
 Optical Supplies.....................................      15,991,391    (0.5%)
 Pipelines............................................      72,361,869    (2.4%)
 Property and Casualty Insurance......................       7,297,509    (0.2%)
 Publishing-Newspapers................................       8,696,844    (0.3%)
 Radio................................................      27,660,475    (0.9%)
 Retail Building Products.............................      35,819,450    (1.2%)
 Retail-Discount......................................      11,151,245    (0.4%)
 Retail-Office Supplies...............................      20,860,390    (0.7%)
 Retail-Restaurants...................................      75,633,305    (2.5%)
 Super Regional Banks.................................      11,427,330    (0.4%)
 Telecommunication Equipment..........................     180,832,646    (6.0%)
 Telecommunication Services...........................      31,562,024    (1.1%)
 Telephone-Integrated.................................      15,503,209    (0.5%)
 Television...........................................      41,936,217    (1.4%)
                                                        --------------
 Total Common Stock...................................   2,684,842,260   (89.4%)
                                                        --------------
LONG-TERM DEBT SECURITIES
Corporate Bonds:
 Retail Internet......................................      13,019,556    (0.4%)
 Telecommunication Services...........................      15,050,000    (0.5%)
                                                        --------------
 Total Corporate Bonds................................      28,069,556    (0.9%)
                                                        --------------
SHORT-TERM OBLIGATIONS
Repurchase Agreements.................................     217,600,000    (7.3%)
U.S. Government Agencies..............................      74,360,555    (2.5%)
                                                        --------------
Total Short-Term Obligations..........................     291,960,555   (9.8%)
                                                        --------------
TOTAL INVESTMENTS.....................................   3,004,872,371  (100.1%)
Other Assets Less Liabilities.........................      (2,889,168)   (0.1%)
                                                        --------------
NET ASSETS............................................  $3,001,983,203  (100.0%)
                                                        ==============

                    Invesco Variable Investment Funds, Inc.

                                                            Invesco
                                                           VIF-High
                                                        Yield Portfolio
                                                        ---------------
                                                             Value
                                                           (Note 2A)
 COMMON STOCKS & WARRANTS
 Computer Related.....................................    $    20,475     (0.0%)
 Telecommunications--Long Distance....................          1,500     (0.0%)
 Telephone............................................          3,454     (0.0%)
                                                          -----------
 Total Common Stocks & Warrants.......................         25,429     (0.0%)
                                                          -----------
 PREFERRED STOCK
 Publishing...........................................        304,500     (0.5%)
 Telecommunications--Cellular & Wireless..............        445,000     (0.8%)
 Telecommunications--Long Distance....................      1,005,000     (1.8%)
 Telephone............................................        368,083     (0.6%)
                                                          -----------
 Total Preferred Stock................................      2,122,583     (3.7%)
                                                          -----------
 FIXED INCOME SECURITIES
 Corporate Bonds:
 Biotechnology........................................        552,500     (0.9%)
 Broadcasting.........................................      2,861,250     (4.9%)
 Cable................................................      5,033,700     (8.6%)
 Chemicals............................................      1,100,750     (1.9%)
 Communications--Equipment & Manufacturing............        866,000     (1.5%)
 Computer Related.....................................      2,974,625     (5.1%)
 Electric Utilities...................................      2,348,825     (4.0%)
 Electrical Equipment.................................        206,000     (0.4%)
 Engineering & Construction...........................        182,000     (0.3%)
 Gaming...............................................      1,955,238     (3.3%)
 Healthcare Services..................................        740,000     (1.3%)
 Household Products...................................        365,000     (0.6%)
 Iron & Steel.........................................        703,570     (1.2%)
 Lodging--Hotels......................................        225,000     (0.4%)
 Metals & Mining......................................        350,000     (0.6%)
 Oil & Gas Related....................................      2,483,975     (4.3%)
 Paper & Forest Products..............................      1,046,060     (1.8%)
 Personal Care........................................        257,250     (0.4%)
 Pollution Control....................................        895,000     (1.5%)
 Services.............................................      2,530,312     (4.3%)
 Shipping.............................................         95,000     (0.2%)
 Specialty Printing...................................        683,750     (1.2%)
 Telecommunications--Cellular & Wireless..............      2,369,250     (4.1%)
 Telecommunications--Long Distance....................      9,060,975    (15.5%)
 Telephone............................................     11,058,433    (18.9%)
 Textiles & Apparel Manufacturing.....................        915,000     (1.6%)
                                                          -----------
 Total Corporate Bonds................................     51,859,463    (88.8%)
                                                          -----------
 SHORT-TERM INVESTMENTS
 Repurchase Agreements................................      2,968,000     (5.1%)
                                                          -----------
 TOTAL INVESTMENTS....................................     56,975,475    (97.6%)
 Other Assets Less Liabilities........................      1,403,130     (2.4%)
                                                          -----------
 NET ASSETS...........................................    $58,378,605   (100.0%)
                                                          ===========

                    Invesco Variable Investment Funds, Inc.

                                      Invesco                Invesco
                                   VIF Industrial           VIF Realty
                                  Income Portfolio          Portfolio
                                  ----------------          ----------
                                       Value                  Value
                                     (Note 2A)              (Note 2A)
 COMMON STOCK
 Aerospace & Defense............    $ 1,589,874      (2.0%)
 Automobiles....................        534,375      (0.7%)
 Banks..........................      4,750,694      (5.9%)
 Beverages......................      1,977,650      (2.5%)
 Broadcasting...................      1,475,500      (1.8%)
 Chemicals......................      1,117,962      (1.4%)
 Communications-Equipment
  Manufacturing.................        972,562      (1.2%)
 Computer Related...............      2,232,056      (2.8%)
 Electric Utilities.............      1,438,590      (1.8%)
 Electronics....................      1,305,600      (1.6%)
 Electrical Equipment...........      1,934,375      (2.4%)
 Electronics-semiconductor......      2,512,500      (3.1%)
 Financial......................      1,111,250      (1.4%)
 Foods..........................      3,215,379      (4.0%)
 Gaming.........................      1,000,000      (1.3%)
 Gold & Precious Metals Mining..        171,500      (0.2%)
 Health Care Drugs-
  Pharmaceuticals...............      6,066,543      (7.6%)
 Health Care Related............      1,027,465      (1.3%)
 Household Products.............      2,176,500      (2.7%)
 Insurance......................      2,640,875      (3.3%)
 Investment Bank/Broker Firm....        999,250      (1.3%)
 Lodging-Hotels.................        772,937      (1.0%)
 Manufacturing..................        996,938      (1.2%)
 Oil & Gas Related..............      5,659,240      (7.1%)
 Paper & Forest Products........      1,426,638      (1.8%)
 Railroads......................      2,285,062      (2.9%)
 Real Estate Investment Trust...                            $ 544,084   (87.0%)
 Real Estate Related............                               16,965    (2.7%)
 Restaurants....................      1,007,812      (1.3%)
 Retail.........................      4,794,062      (6.0%)
 Savings & Loan.................      1,154,156      (1.4%)
 Services.......................        452,625      (0.6%)
 Telecommunications-Cellular &
  Wireless......................        825,000      (1.0%)
 Telecommunications-Long
  Distance......................      1,555,313      (2.0%)
 Telephone......................      4,413,256      (5.5%)
 Tobacco........................        394,187      (0.5%)
                                    -----------             ---------
 Total Common Stock.............     65,987,726     (82.6%)   561,049   (89.7%)
                                    -----------             ---------
 FIXED INCOME SECURITIES
 Corporate Bonds:
 Airlines.......................        293,092      (0.4%)
 Building Materials.............        510,509      (0.6%)
 Cable..........................        355,750      (0.4%)
 Computer Related...............        222,469      (0.3%)
 Electric Utilities.............      3,076,860      (3.9%)
 Insurance......................        425,360      (0.5%)
 Lodging-Hotels.................        218,852      (0.3%)
 Oil & Gas Related..............      1,470,846      (1.9%)
 Paper & Forest Products........        105,624      (0.1%)
 Services.......................         98,500      (0.1%)
 Telecommunications-Long
  Distance......................        151,250      (0.2%)
 Telephone......................        653,905      (0.8%)
                                    -----------
 Total Corporate Bonds..........      7,583,017      (9.5%)
                                    -----------
 US Government Obligations......        712,501      (0.9%)
                                    -----------
 Total Fixed Income Securities..      8,295,518     (10.4%)
 SHORT TERM INVESTMENTS
 Repurchase Agreements..........      6,586,000      (8.2%)
                                    -----------             ---------
 TOTAL INVESTMENTS..............     80,869,244    (101.2%)   561,049   (89.7%)
 Other Assets Less Liabilities..       (976,632)    (-1.2%)    64,429   (10.3%)
                                    -----------             ---------
 NET ASSETS.....................    $79,892,612    (100.0%) $ 625,478  (100.0%)
                                    ===========             =========

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)
5.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1999--(Concluded)

  The value of investments in the Funds portfolios are determined using the following valuation techniques:

  Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued. Lacking any sales, securities are valued at the mean between closing bid and asked prices (except the Loomis Sayles High Yield Bond Portfolio, which values such securities at last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or in the case of Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued, first, by using the mean between last current bid and asked prices or, second, by using last available closing price (except the Scudder Global Equity Portfolio which second values such securities at last current bid or third, by using last available price).

  Domestic securities traded on over-the-counter markets are valued at the mean between bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which would value such security, first, at last sale price and, second, at bid price or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios that value such securities, first, at last sale price and, second, at last bid price). All non-U.S. securities traded on over-the-counter securities markets are valued at the last sale quote if market quotations are available, or the last closing bid price if there is no active trading in a particular security for a given day (except the Neuberger Berman Partners Mid Cap Value Portfolio which is valued at the mean between closing bid and asked prices). Where market quotations are not readily available for such non-domestic, over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors or its delegates believe accurately reflects fair value. Portfolio securities that are traded both on over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. For debt securities, this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations.

  Forward foreign exchange contracts are valued based on the closing prices of the forward currency contract rates in London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

  Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same method as securities having a maturity of more than sixty days.

  Options on securities, indices, or futures contracts are valued at the last sales price available as of the close of business on the day of valuation. If no sales have occurred, options are valued at the mean between bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposits plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated. For this purpose, value is the value established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----

METROPOLITAN LIFE INSURANCE COMPANY
Independent Auditors' Report................................
Consolidated Statements of Income for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Balance Sheets at December 31, 1999 and 1998...
Consolidated Statements of Equity for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................
Notes to Consolidated Financial Statements..................

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

New York, New York
February 7, 2000

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                               1999       1998       1997
                                                               ----       ----       ----
REVENUES
Premiums....................................................  $12,088    $11,503    $11,278
Universal life and investment-type product policy fees......    1,438      1,360      1,418
Net investment income.......................................    9,816     10,228      9,491
Other revenues..............................................    2,154      1,994      1,491
Net realized investment gains (losses) (net of amounts
  allocable to other accounts of $(67), $608 and $231,
  respectively).............................................      (70)     2,021        787
                                                              -------    -------    -------
                                                               25,426     27,106     24,465
                                                              -------    -------    -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly
  related to net realized investment gains (losses) of
  $(21), $368 and $161, respectively).......................   13,105     12,638     12,403
Interest credited to policyholder account balances..........    2,441      2,711      2,878
Policyholder dividends......................................    1,690      1,651      1,742
Other expenses (excludes amounts directly related to net
  realized investment gains (losses) of $(46), $240 and $70,
  respectively).............................................    6,755      8,019      5,771
                                                              -------    -------    -------
                                                               23,991     25,019     22,794
                                                              -------    -------    -------
Income before provision for income taxes and extraordinary
  item......................................................    1,435      2,087      1,671
Provision for income taxes..................................      593        740        468
                                                              -------    -------    -------
Income before extraordinary item............................      842      1,347      1,203
Extraordinary item -- demutualization expense...............      225          4         --
                                                              -------    -------    -------
Net income..................................................  $   617    $ 1,343    $ 1,203
                                                              =======    =======    =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                                 (IN MILLIONS)

                                                                1999        1998
                                                                ----        ----
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $ 96,981    $100,767
  Equity securities, at fair value..........................     2,006       2,340
  Mortgage loans on real estate.............................    19,739      16,827
  Real estate and real estate joint ventures................     5,649       6,287
  Policy loans..............................................     5,598       5,600
  Other limited partnership interests.......................     1,331       1,047
  Short-term investments....................................     3,055       1,369
  Other invested assets.....................................     1,501       1,484
                                                              --------    --------
                                                               135,860     135,721

Cash and cash equivalents...................................     2,789       3,301
Accrued investment income...................................     1,725       1,994
Premiums and other receivables..............................     6,681       5,972
Deferred policy acquisition costs...........................     8,492       6,538
Deferred income taxes.......................................       603          --
Other.......................................................     4,141       3,752
Separate account assets.....................................    64,941      58,068
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits......................................  $ 73,582    $ 72,701
Policyholder account balances...............................    45,901      46,494
Other policyholder funds....................................     4,498       4,061
Policyholder dividends payable..............................       974         947
Short-term debt.............................................     4,208       3,585
Long-term debt..............................................     2,514       2,903
Current income taxes payable................................       548         403
Deferred income taxes payable...............................        --         545
Other.......................................................    14,376      10,772
Separate account liabilities................................    64,941      58,068
                                                              --------    --------
                                                               211,542     200,479
                                                              --------    --------

Commitments and contingencies (Note 9)

Equity:
Retained earnings...........................................    14,100      13,483
Accumulated other comprehensive income (loss)...............      (410)      1,384
                                                              --------    --------
                                                                13,690      14,867
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                                    ACCUMULATED OTHER
                                                                               COMPREHENSIVE INCOME (LOSS)
                                                                        -----------------------------------------
                                                                             NET           FOREIGN      MINIMUM
                                                                          UNREALIZED      CURRENCY      PENSION
                                             COMPREHENSIVE   RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    TOTAL    INCOME (LOSS)   EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT
                                    -----    -------------   --------   --------------   -----------   ----------
Balance at January 1, 1997.......  $11,983                   $10,937       $ 1,028          $  18         $ --
Comprehensive income:
  Net income.....................    1,203      $ 1,203        1,203
                                                -------
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                   870                        870
    Foreign currency translation
      adjustments................                   (49)                                      (49)
                                                -------
    Other comprehensive income...      821          821
                                                -------
  Comprehensive income...........               $ 2,024
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1997.....   14,007                    12,140         1,898            (31)          --
Comprehensive income:
  Net income.....................    1,343      $ 1,343        1,343
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                  (358)                      (358)
    Foreign currency translation
      adjustments................                  (113)                                     (113)
    Minimum pension liability
      adjustment.................                   (12)                                                   (12)
                                                -------
    Other comprehensive loss.....     (483)        (483)
                                                -------
  Comprehensive income...........               $   860
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1998.....   14,867                    13,483         1,540           (144)         (12)
Comprehensive loss:
  Net income.....................      617      $   617          617
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                (1,837)                    (1,837)
    Foreign currency translation
      adjustments................                    50                                        50
    Minimum pension liability
      adjustment.................                    (7)                                                    (7)
                                                -------
    Other comprehensive loss.....   (1,794)      (1,794)
                                                -------
  Comprehensive loss.............               $(1,177)
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1999.....  $13,690                   $14,100       $  (297)         $ (94)        $(19)
                                   =======                   =======       =======          =====         ====

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                1999        1998        1997
                                                                ----        ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    617    $  1,343    $  1,203
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization expenses..................       173          56         (36)
    (Gains) losses from sales of investments and businesses,
      net...................................................       137      (2,629)     (1,018)
    Change in undistributed income of real estate joint
      ventures and other limited partnership interests......      (322)        (91)        157
    Interest credited to policyholder account balances......     2,441       2,711       2,878
    Universal life and investment-type product policy
      fees..................................................    (1,438)     (1,360)     (1,418)
    Change in accrued investment income.....................       269        (181)       (215)
    Change in premiums and other receivables................      (619)     (2,681)       (792)
    Change in deferred policy acquisition costs, net........      (389)       (188)       (159)
    Change in insurance related liabilities.................     2,248       1,481       2,364
    Change in income taxes payable..........................        22         251         (99)
    Change in other liabilities.............................       857       2,390        (206)
    Other, net..............................................      (131)       (260)        213
                                                              --------    --------    --------
Net cash provided by operating activities...................     3,865         842       2,872
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................    73,120      57,857      75,346
    Equity securities.......................................       760       3,085       1,821
    Mortgage loans on real estate...........................     1,992       2,296       2,784
    Real estate and real estate joint ventures..............     1,062       1,122       2,046
    Other limited partnership interests.....................       469         146         166
  Purchases of:
    Fixed maturities........................................   (72,253)    (67,543)    (76,603)
    Equity securities.......................................      (410)       (854)     (2,121)
    Mortgage loans on real estate...........................    (4,395)     (2,610)     (4,119)
    Real estate and real estate joint ventures..............      (341)       (423)       (624)
    Other limited partnership interests.....................      (465)       (723)       (338)
  Net change in short-term investments......................    (1,577)       (761)         63
  Net change in policy loans................................         2         133          17
  Purchase of businesses, net of cash received..............    (2,972)         --        (430)
  Proceeds from sales of businesses.........................        --       7,372         135
  Net change in investment collateral.......................     2,692       3,769          --
  Other, net................................................       (73)       (183)        191
                                                              --------    --------    --------
Net cash provided by (used in) investing activities.........    (2,389)      2,683      (1,666)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    18,428      19,361      16,061
    Withdrawals.............................................   (20,650)    (21,706)    (18,831)
  Short-term debt, net......................................       623      (1,002)      1,265
  Long-term debt issued.....................................        44         693         989
  Long-term debt repaid.....................................      (433)       (481)       (104)
                                                              --------    --------    --------
Net cash used in financing activities.......................    (1,988)     (3,135)       (620)
                                                              --------    --------    --------
Change in cash and cash equivalents.........................      (512)        390         586
Cash and cash equivalents, beginning of year................     3,301       2,911       2,325
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  2,789    $  3,301    $  2,911
                                                              ========    ========    ========
Supplemental disclosures of cash flow information:
Cash paid during the year for:
  Interest..................................................  $    388    $    367    $    422
                                                              ========    ========    ========
  Income taxes..............................................  $    587    $    579    $    589
                                                              ========    ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

  PLAN OF REORGANIZATION

     On September 28, 1999, the board of directors of MetLife adopted, pursuant to the New York Insurance Law, a plan of reorganization, and subsequently adopted amendments to the plan, pursuant to which MetLife proposes to convert from a mutual life insurance company to a stock life insurance company and become a wholly-owned subsidiary of MetLife, Inc. The plan was approved by MetLife's voting policyholders on February 7, 2000. The plan will become effective at such time as the New York Superintendent of Insurance ("Superintendent") approves it based on finding, among other things, that the plan is fair and equitable to policyholders. The plan requires an initial public offering of common stock and provides for other capital raising transactions on the effective date of the plan.

     On the date the plan of reorganization becomes effective, each policyholder's membership interest will be extinguished and each eligible policyholder will be entitled to receive, in exchange for that interest, trust interests representing shares of common stock of MetLife, Inc. to be held in a trust, cash or an adjustment to their policy values in the form of policy credits, as provided in the plan. In addition, when MetLife demutualizes, MetLife's Canadian branch will make cash payments to holders of certain policies transferred to Clarica Life Insurance Company ("Clarica Life") in connection with the sale of a substantial portion of MetLife's Canadian operations in 1998. See Note 9.

     The plan of reorganization requires that MetLife establish and operate a closed block for the benefit of holders of certain individual life insurance policies of MetLife. Assets will be allocated to the closed block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of these policies included in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience relating to the closed block are, in the aggregate, more or less favorable than assumed in establishing the closed block, total dividends paid to the closed block policyholders in the future may be greater than or less than which would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. The closed block will continue in effect until the last policy in the closed block is no longer in force.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The accounting principles to account for the participating policies included in the closed block will be those used prior to the date of the demutualization. However, a policyholder dividend obligation will be established for earnings that will be paid to policyholders as additional dividends in the amounts described below, unless these earnings are offset by future unfavorable experience in the closed block. Although all of the cash flows of the closed block are for the benefit of closed block policyholders, the excess of closed block liabilities over closed block assets at the effective date will represent the estimated maximum future contributions from the closed block expected to be reported in income as the contribution from the closed block after income taxes. The contribution from the closed block will be recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative contributions from the closed block will approximately equal the expected cumulative contributions, due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative contribution from the closed block is greater than the expected cumulative contribution from the closed block, the expected cumulative contribution will be recognized in income with the excess recorded as a policyholder dividend obligation, because the excess of the actual cumulative contribution from the closed block over the expected cumulative contribution will be paid to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative contribution from the closed block is less than the expected cumulative contribution from the closed block, the actual contribution will be recognized in income. However, dividends in the future may be changed, which would be intended to increase future actual contribution until the actual contribution equal the expected cumulative contribution.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a majority voting interest or general partner interest with limited removal rights by limited partners. All material intercompany accounts and transactions have been eliminated.

     The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

     Minority interest related to consolidated entities included in other liabilities was $245 and $274 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

  INVESTMENTS

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

     Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

  DERIVATIVE INSTRUMENTS

     The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

     The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

     Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

     Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income (loss), similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

     Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

     The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

  CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                      METROPOLITAN LIFE INSURANCE COMPANY

  PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,130 and $1,098 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $103, $116 and $103 for the years ended December 31, 1999, 1998 and 1997, respectively.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

     Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

     On September 28, 1999, the Company's Board of Directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, the Company was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual segment. As a result, future dividends for the traditional individual life business will be determined based on the results of the new investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in the new sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 (net of income taxes of $32) and decreased other comprehensive loss in 1999 by $123 (net of income taxes of $70).

                      METROPOLITAN LIFE INSURANCE COMPANY

     Information regarding deferred policy acquisition costs is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 6,538    $6,436    $7,227
Capitalized during the year...........................    1,160     1,025     1,000
                                                        -------    ------    ------
     Total............................................    7,698     7,461     8,227
                                                        -------    ------    ------
Amortization allocated to:
  Net realized investment gains (losses)..............      (46)      240        70
  Unrealized investment gains (losses)................   (1,628)     (216)      727
  Other expenses......................................      862       587       771
                                                        -------    ------    ------
     Total amortization...............................     (812)      611     1,568
                                                        -------    ------    ------
Dispositions and other................................      (18)     (312)     (223)
                                                        -------    ------    ------
Balance at December 31................................  $ 8,492    $6,538    $6,436
                                                        =======    ======    ======

     Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  INTANGIBLE ASSETS

     The excess of cost over the fair value of net assets acquired ("goodwill") and other intangible assets, including the value of business acquired, are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Other intangible assets are amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                      METROPOLITAN LIFE INSURANCE COMPANY

                                              GOODWILL           OTHER INTANGIBLE ASSETS
                                        --------------------    --------------------------
                                        1999    1998    1997     1999      1998      1997
                                        ----    ----    ----     ----      ----      ----
YEARS ENDED DECEMBER 31
Net Balance at January 1..............  $404    $359    $136    $1,006    $1,055    $  767
Acquisitions..........................   237      67     240       156        39       355
Amortization..........................   (30)    (22)    (17)     (114)      (88)      (67)
                                        ----    ----    ----    ------    ------    ------
Net Balance at December 31............  $611    $404    $359    $1,048    $1,006    $1,055
                                        ====    ====    ====    ======    ======    ======
DECEMBER 31
Accumulated amortization..............  $118    $ 88            $  392    $  278
                                        ====    ====            ======    ======

  FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 10%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 10%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 10%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

     The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Premiums related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  DIVIDENDS TO POLICYHOLDERS

     Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MetLife and its insurance subsidiaries.

  DIVIDEND RESTRICTIONS

     MetLife, when it converts from a mutual life insurance company to a stock life insurance company, may be restricted as to the amounts it may pay as dividends to MetLife, Inc. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices.

  PARTICIPATING BUSINESS

     Participating business represented approximately 19% and 21% of the Company's life insurance in-force, and 84% and 81% of the number of life insurance policies in-force, at December 31, 1999 and 1998, respectively. Participating policies represented approximately 42% and 44%, 39% and 40%, and 41% and 41% of gross and net life insurance premiums for the years ended December 31, 1999, 1998 and 1997, respectively.

  INCOME TAXES

     MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. MetLife will not be subject to the equity tax when it converts to a stock life insurance company. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  REINSURANCE

     The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from

                      METROPOLITAN LIFE INSURANCE COMPANY
reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues. See Note 6.

  FOREIGN CURRENCY TRANSLATION

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

  EXTRAORDINARY ITEM -- DEMUTUALIZATION EXPENSE

     The accompanying consolidated statements of income include extraordinary charges of $225 (net of income taxes of $35) and $4 (net of income taxes of $2) for the years ended December 31, 1999 and 1998, respectively, related to costs associated with the demutualization.

  APPLICATION OF ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

     Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 at December 31, 1999.

     Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related

                      METROPOLITAN LIFE INSURANCE COMPANY
assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

     In 1998, the Company adopted the provisions of Statement of Financial Accounting Standards No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 125") which were deferred by SFAS 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing other revenues and other expenses by $266 for the year ended December 31, 1998.

     During 1997, the Company changed to the retrospective interest method of accounting for investment income on structured notes in accordance with Emerging Issues Task Force Consensus No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes. This accounting change increased 1997 net investment income by $175, which included an immaterial amount related to prior years.

     In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

     In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS

     The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $ 6,766    $ 6,563    $ 6,445
Equity securities...................................       40         78         50
Mortgage loans on real estate.......................    1,479      1,572      1,684
Real estate and real estate joint ventures..........    1,426      1,529      1,718
Policy loans........................................      340        387        368
Other limited partnership interests.................      199        196        302
Cash, cash equivalents and short-term investments...      173        187        169
Other...............................................      501        841        368
                                                      -------    -------    -------
                                                       10,924     11,353     11,104
Less: Investment expenses...........................    1,108      1,125      1,613
                                                      -------    -------    -------
                                                      $ 9,816    $10,228    $ 9,491
                                                      =======    =======    =======

     Net realized investment gains (losses), including changes in valuation allowances, were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Fixed maturities........................................  $(538)   $  573    $  118
Equity securities.......................................     99       994       224
Mortgage loans on real estate...........................     28        23        56
Real estate and real estate joint ventures..............    265       424       446
Other limited partnership interests.....................     33        13        12
Sales of businesses.....................................     --       531       139
Other...................................................    (24)       71        23
                                                          -----    ------    ------
                                                           (137)    2,629     1,018
Amounts allocable to:
  Future policy benefit loss recognition................     --      (272)     (126)
  Deferred policy acquisition costs.....................     46      (240)      (70)
  Participating contracts...............................     21       (96)      (35)
                                                          -----    ------    ------
                                                          $ (70)   $2,021    $  787
                                                          =====    ======    ======

     Realized investment gains (losses) have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from realized investment gains and losses, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $(1,828)   $ 4,809    $ 4,766
Equity securities...................................      875        832      1,605
Other invested assets...............................      165        154        294
                                                      -------    -------    -------
                                                         (788)     5,795      6,665
                                                      -------    -------    -------
Amounts allocable to:
  Future policy benefit loss recognition............     (249)    (2,248)    (2,189)
  Deferred policy acquisition costs.................      697       (931)    (1,147)
  Participating contracts...........................     (118)      (212)      (312)
Deferred income taxes...............................      161       (864)    (1,119)
                                                      -------    -------    -------
                                                          491     (4,255)    (4,767)
                                                      -------    -------    -------
                                                      $  (297)   $ 1,540    $ 1,898
                                                      =======    =======    =======

     The changes in net unrealized investment gains (losses) were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 1,540    $1,898    $1,028
Unrealized investment gains (losses) during the
  year................................................   (6,583)     (870)    3,402
Unrealized investment (gains) losses relating to:
  Future policy benefit loss recognition..............    1,999       (59)     (970)
  Deferred policy acquisition costs...................    1,628       216      (727)
  Participating contracts.............................       94       100      (303)
Deferred income taxes.................................    1,025       255      (532)
                                                        -------    ------    ------
Balance at December 31................................  $  (297)   $1,540    $1,898
                                                        =======    ======    ======
Net change in unrealized investment gains (losses)....  $(1,837)   $ (358)   $  870
                                                        =======    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

  FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 1999 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    ----------------    ESTIMATED
                                              COST        GAIN      LOSS     FAIR VALUE
                                            ---------     ----      ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 5,990     $  456    $  147     $ 6,299
     States and political subdivisions....     1,583          4        45       1,542
     Foreign governments..................     4,090        210        94       4,206
     Corporate............................    47,505        585     1,913      46,177
     Mortgage and asset-backed
       securities.........................    27,396        112       847      26,661
     Other................................    12,235        313       462      12,086
                                             -------     ------    ------     -------
                                              98,799      1,680     3,508      96,971
  Redeemable preferred stocks.............        10         --        --          10
                                             -------     ------    ------     -------
                                             $98,809     $1,680    $3,508     $96,981
                                             =======     ======    ======     =======
Equity Securities:
  Common stocks...........................   $   980     $  921    $   35     $ 1,866
  Nonredeemable preferred stocks..........       151         --        11         140
                                             -------     ------    ------     -------
                                             $ 1,131     $  921    $   46     $ 2,006
                                             =======     ======    ======     =======

     Fixed maturities and equity securities at December 31, 1998 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    -----------------    ESTIMATED
                                              COST        GAIN       LOSS     FAIR VALUE
                                            ---------     ----       ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 6,640     $1,117      $ 10      $  7,747
     States and political subdivisions....       597         26        --           623
     Foreign governments..................     3,435        254        88         3,601
     Corporate............................    46,377      2,471       260        48,588
     Mortgage and asset-backed
       securities.........................    26,456        569        46        26,979
     Other................................    12,438      1,069       293        13,214
                                             -------     ------      ----      --------
                                              95,943      5,506       697       100,752
  Redeemable preferred stocks.............        15         --        --            15
                                             -------     ------      ----      --------
                                             $95,958     $5,506      $697      $100,767
                                             =======     ======      ====      ========
Equity Securities:
  Common stocks...........................   $ 1,286     $  923      $ 77      $  2,132
  Nonredeemable preferred stocks..........       222          4        18           208
                                             -------     ------      ----      --------
                                             $ 1,508     $  927      $ 95      $  2,340
                                             =======     ======      ====      ========

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company held foreign currency derivatives with notional amounts of $4,002 and $716 to hedge the exchange rate risk associated with foreign bonds at December 31, 1999 and 1998, respectively. The Company also held options with fair values of $(11) to hedge the market value of common stocks at December 31, 1998.

     At December 31, 1999, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency had an estimated fair value of $8,813. At December 31, 1999, non-income producing fixed maturities were insignificant.

     The amortized cost and estimated fair value of bonds at December 31, 1999, by contractual maturity date, are shown below:

                                                        AMORTIZED    ESTIMATED
                                                          COST       FAIR VALUE
                                                        ---------    ----------
Due in one year or less...............................   $ 3,180      $ 3,217
Due after one year through five years.................    18,152       18,061
Due after five years through ten years................    23,755       23,114
Due after ten years...................................    26,316       25,918
                                                         -------      -------
                                                          71,403       70,310
Mortgage and asset-backed securities..................    27,396       26,661
                                                         -------      -------
                                                         $98,799      $96,971
                                                         =======      =======

     Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of securities were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Securities classified as available-for-sale:
  Proceeds..........................................  $59,852    $46,913    $69,275
  Gross realized gains..............................  $   605    $ 2,053    $   965
  Gross realized losses.............................  $   911    $   486    $   627
Fixed maturities classified as held-to-maturity:
  Proceeds..........................................  $    --    $    --    $   352
  Gross realized gains..............................  $    --    $    --    $     5
  Gross realized losses.............................  $    --    $    --    $     1

     Gross realized losses above exclude writedowns recorded during 1999 for permanently impaired available-for-sale securities of $133.

     During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

     Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY

  SECURITIES LENDING PROGRAM

     The Company participates in securities lending programs whereby large blocks of securities, which are returnable to the Company on short notice and included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $6,458 and $4,005 and estimated fair value of $6,391 and $4,552 were on loan under the program at December 31, 1999 and 1998, respectively. The Company was liable for cash collateral under its control of $6,461 and $3,769 at December 31, 1999 and 1998, respectively. This liability is included in other liabilities. Security collateral on deposit from securities borrowers is returnable to them on short notice and is not reflected in the consolidated financial statements.

  STATUTORY DEPOSITS

     The Company had investment assets on deposit with regulatory agencies of $476 and $466 at December 31, 1999 and 1998, respectively.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans were categorized as follows:

                                                           DECEMBER 31,
                                             ----------------------------------------
                                                    1999                  1998
                                             ------------------    ------------------
                                             AMOUNT     PERCENT    AMOUNT     PERCENT
                                             ------     -------    ------     -------
Commercial mortgage loans..................  $14,931       75%     $12,503       74%
Agricultural mortgage loans................    4,816       24%       4,256       25%
Residential mortgage loans.................       82        1%         241        1%
                                             -------      ---      -------      ---
                                              19,829      100%      17,000      100%
                                                          ===                   ===
Less: Valuation allowances.................       90                   173
                                             -------               -------
                                             $19,739               $16,827
                                             =======               =======

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1999, approximately 16%, 8% and 8% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $547 and $606 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Changes in mortgage loan valuation allowances were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1.................................  $ 173      $ 289      $ 469
Additions............................................     40         40         61
Deductions for writedowns and dispositions...........   (123)      (130)      (241)
Deductions for disposition of affiliates.............     --        (26)        --
                                                       -----      -----      -----
Balance at December 31...............................  $  90      $ 173      $ 289
                                                       =====      =====      =====

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             --------------
                                                             1999     1998
                                                             ----     ----
Impaired mortgage loans with valuation allowances..........  $540    $  823
Impaired mortgage loans without valuation allowances.......   437       375
                                                             ----    ------
                                                              977     1,198
Less: Valuation allowances.................................    83       149
                                                             ----    ------
                                                             $894    $1,049
                                                             ====    ======

     The average investment in impaired mortgage loans on real estate was $1,134, $1,282 and $1,680 for the years ended December 31, 1999, 1998 and 1997, respectively. Interest income on impaired mortgages was $101, $109 and $110 for the years ended December 31, 1999, 1998 and 1997, respectively.

     The investment in restructured mortgage loans on real estate was $980 and $1,140 at December 31, 1999 and 1998, respectively. Interest income of $80, $74 and $91 was recognized on restructured loans for the years ended December 31, 1999, 1998 and 1997, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $92, $87 and $116 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $44 and $65 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               1999      1998
                                                               ----      ----
Real estate and real estate joint ventures
  held-for-investment.......................................  $5,440    $6,301
Impairments.................................................    (289)     (408)
                                                              ------    ------
                                                               5,151     5,893
                                                              ------    ------
Real estate and real estate joint ventures held-for-sale....     719       546
Impairments.................................................    (187)     (119)
Valuation allowance.........................................     (34)      (33)
                                                              ------    ------
                                                                 498       394
                                                              ------    ------
                                                              $5,649    $6,287
                                                              ======    ======

     Accumulated depreciation on real estate was $2,235 and $2,065 at December 31, 1999 and 1998, respectively. Related depreciation expense was $247, $282 and $338 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                             DECEMBER 31,
                                                --------------------------------------
                                                      1999                 1998
                                                -----------------    -----------------
                                                AMOUNT    PERCENT    AMOUNT    PERCENT
                                                ------    -------    ------    -------
Office........................................  $3,846       68%     $4,265       68%
Retail........................................     587       10%        640       10%
Apartments....................................     474        8%        418        7%
Land..........................................     258        5%        313        5%
Agriculture...................................      96        2%        195        3%
Other.........................................     388        7%        456        7%
                                                ------      ---      ------      ---
                                                $5,649      100%     $6,287      100%
                                                ======      ===      ======      ===

     The Company's real estate holdings are primarily located throughout the United States. At December 31, 1999, approximately 25%, 24% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             1999     1998      1997
                                                             ----     ----      ----
Balance at January 1.......................................  $ 33     $110     $ 661
Additions charged (credited) to operations.................    36       (5)      (76)
Deductions for writedowns and dispositions.................   (35)     (72)     (475)
                                                             ----     ----     -----
Balance at December 31.....................................  $ 34     $ 33     $ 110
                                                             ====     ====     =====

     Investment income related to impaired real estate and real estate joint ventures held-for-investment was $61, $105 and $28 for the years ended December 31, 1999, 1998 and 1997, respectively. Investment income related to real estate and real estate joint ventures held-for-sale

                      METROPOLITAN LIFE INSURANCE COMPANY
was $14, $3 and $11 for the years ended December 31, 1999, 1998 and 1997, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $22 and $1 at December 31, 1999 and 1998, respectively.

     The Company owned real estate acquired in satisfaction of debt of $47 and $154 at December 31, 1999 and 1998, respectively.

     Real estate of $37, $69 and $151 was acquired in satisfaction of debt during the years ended December 31, 1999, 1998 and 1997, respectively.

  LEVERAGED LEASES

     Leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Investment...............................................  $1,016    $1,067
Estimated residual values................................     559       607
                                                           ------    ------
                                                            1,575     1,674
Unearned income..........................................    (417)     (471)
                                                           ------    ------
                                                           $1,158    $1,203
                                                           ======    ======

     The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from four to 15 years, but in certain circumstances are as long as 30 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

     The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1999 and 1998:

                                                        1999                                         1998
                                     ------------------------------------------   ------------------------------------------
                                                              CURRENT MARKET                               CURRENT MARKET
                                                              OR FAIR VALUE                                OR FAIR VALUE
                                     CARRYING   NOTIONAL   --------------------   CARRYING   NOTIONAL   --------------------
                                      VALUE      AMOUNT    ASSETS   LIABILITIES    VALUE      AMOUNT    ASSETS   LIABILITIES
                                     --------   --------   ------   -----------   --------   --------   ------   -----------
Financial futures..................    $ 27     $ 3,140     $37        $ 10         $ 3      $ 2,190     $ 8        $  6
Foreign exchange contracts.........      --          --      --          --          --          136      --           2
Interest rate swaps................     (32)      1,316      11          40          (9)       1,621      17          50
Foreign currency swaps.............      --       4,002      26         103          (1)         580       3          62
Caps...............................       1      12,376       3          --          --        8,391      --          --
                                       ----     -------     ---        ----         ---      -------     ---        ----
Total contractual commitments......    $ (4)    $20,834     $77        $153         $(7)     $12,918     $28        $120
                                       ====     =======     ===        ====         ===      =======     ===        ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 1999 and 1998:

                                      DECEMBER 31, 1998               TERMINATIONS/   DECEMBER 31, 1999
                                       NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                      -----------------   ---------   -------------   -----------------
BY DERIVATIVE TYPE
Financial futures...................       $ 2,190         $18,259       $17,309           $ 3,140
Foreign exchange contracts..........           136             702           838                --
Interest rate swaps.................         1,621             429           734             1,316
Foreign currency swaps..............           580           3,501            79             4,002
Caps................................         8,391           5,860         1,875            12,376
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======
BY STRATEGY
Liability hedging...................       $ 8,741         $ 5,865       $ 2,035           $12,571
Invested asset hedging..............           864           4,288           937             4,215
Portfolio hedging...................         2,830          13,920        14,729             2,021
Anticipated transaction hedging.....           483           4,678         3,134             2,027
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1999:

                                                      REMAINING LIFE
                            -------------------------------------------------------------------
                            ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                            OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                            --------   ------------------   -----------------   ---------------    -----
Financial futures.........   $3,140         $    --               $ --               $ --         $ 3,140
Interest rate swaps.......      833             483                 --                 --           1,316
Foreign currency swaps....        7           3,371                503                121           4,002
Caps......................    3,426           8,930                 20                 --          12,376
                             ------         -------               ----               ----         -------
Total contractual
  commitments.............   $7,406         $12,784               $523               $121         $20,834
                             ======         =======               ====               ====         =======

     In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were ninety-two thousand equity option contracts outstanding with a carrying value of $(11) and a market value of $(11) at December 31, 1998.

4. FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Amounts related to the Company's financial instruments were as follows:

                                                      NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1999                                      AMOUNT      VALUE      FAIR VALUE
-----------------                                     --------    --------    ----------
Assets:
  Fixed maturities..................................              $96,981      $96,981
  Equity securities.................................                2,006        2,006
  Mortgage loans on real estate.....................               19,739       19,452
  Policy loans......................................                5,598        5,618
  Short-term investments............................                3,055        3,055
  Cash and cash equivalents.........................                2,789        2,789
  Mortgage loan commitments.........................    $465           --           (7)
Liabilities:
  Policyholder account balances.....................               37,170       36,893
  Short-term debt...................................                4,208        4,208
  Long-term debt....................................                2,514        2,466
  Investment collateral.............................                6,451        6,451

                                                     NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1998                                     AMOUNT      VALUE      FAIR VALUE
-----------------                                    --------    --------    ----------
Assets:
  Fixed maturities.................................              $100,767     $100,767
  Equity securities................................                 2,340        2,340
  Mortgage loans on real estate....................                16,827       17,793
  Policy loans.....................................                 5,600        6,143
  Short-term investments...........................                 1,369        1,369
  Cash and cash equivalents........................                 3,301        3,301
  Mortgage loan commitments........................    $472            --           14
Liabilities:
  Policyholder account balances....................                37,448       37,664
  Short-term debt..................................                 3,585        3,585
  Long-term debt...................................                 2,903        3,006
  Investment collateral............................                 3,769        3,769

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY

  POLICY LOANS

     Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  SHORT-TERM AND LONG-TERM DEBT AND INVESTMENT COLLATERAL

     The fair values of short-term and long-term debt and investment collateral are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  DERIVATIVE INSTRUMENTS

     The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5. EMPLOYEE BENEFIT PLANS

  PENSION BENEFIT AND OTHER BENEFIT PLANS

     The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

     The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the

                      METROPOLITAN LIFE INSURANCE COMPANY
postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                                   DECEMBER 31,
                                                       ------------------------------------
                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       ----------------    ----------------
                                                        1999      1998      1999      1998
                                                        ----      ----      ----      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of year....  $3,920    $3,573    $1,708    $1,763
  Service cost.......................................     100        90        28        31
  Interest cost......................................     271       257       107       114
  Actuarial (gains) losses...........................    (260)      212      (281)      (74)
  Divestitures, curtailments and terminations........     (22)       24        10       (13)
  Change in benefits.................................      --        12        --        --
Benefits paid........................................    (272)     (248)      (89)     (113)
                                                       ------    ------    ------    ------
Projected benefit obligation at end of year..........   3,737     3,920     1,483     1,708
                                                       ------    ------    ------    ------
Change in plan assets:
Contract value of plan assets at beginning of year...   4,403     4,056     1,123     1,004
  Actuarial return on plan assets....................     575       680       141       171
  Employer contribution..............................      20        15        24        61
  Benefits paid......................................    (272)     (248)      (89)     (113)
  Other payments.....................................      --      (100)       --        --
                                                       ------    ------    ------    ------
Contract value of plan assets at end of year.........   4,726     4,403     1,199     1,123
                                                       ------    ------    ------    ------
Over (under) funded..................................     989       483      (284)     (585)
                                                       ------    ------    ------    ------
Unrecognized net asset at transition.................     (66)      (98)       --        --
Unrecognized net actuarial gains.....................    (564)      (78)     (487)     (322)
Unrecognized prior service cost......................     127       145        (2)       (2)
                                                       ------    ------    ------    ------
Prepaid (accrued) benefit cost.......................  $  486    $  452    $ (773)   $ (909)
                                                       ======    ======    ======    ======
Qualified plan prepaid pension cost..................  $  632    $  568    $   --    $   --
Non-qualified plan accrued pension cost..............    (146)     (116)       --        --
                                                       ------    ------    ------    ------
Prepaid benefit cost.................................  $  486    $  452    $   --    $   --
                                                       ======    ======    ======    ======

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                        NON-QUALIFIED
                                     QUALIFIED PLAN          PLAN              TOTAL
                                    ----------------    --------------    ----------------
                                     1999      1998     1999     1998      1999      1998
                                     ----      ----     ----     ----      ----      ----
Aggregate projected benefit
  obligation......................  $3,482    $3,697    $ 255    $ 223    $3,737    $3,920
Aggregate contract value of plan
  assets (principally Company
  contracts)......................   4,726     4,403       --       --     4,726     4,403
                                    ------    ------    -----    -----    ------    ------
Over (under) funded...............  $1,244    $  706    $(255)   $(223)   $  989    $  483
                                    ======    ======    =====    =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                            PENSION BENEFITS             OTHER BENEFITS
                                      ----------------------------   -----------------------
                                          1999            1998          1999         1998
                                          ----            ----          ----         ----
Weighted average assumptions at
  December 31,
Discount rate.......................  6.25% - 7.75%   6.5% - 7.25%   6% - 7.75%       7%
Expected rate of return on plan
  assets............................   8% - 10.5%     8.5% - 10.5%    6% - 9%     7.25% - 9%
Rate of compensation increase.......   4.5% - 8.5%    4.5% - 8.5%       N/A          N/A

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% for pre-Medicare eligible claims and 6% for Medicare eligible claims in both 1999 and 1998.

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT    ONE PERCENT
                                                              INCREASE       DECREASE
                                                             -----------    -----------
Effect on total of service and interest cost components....     $ 14           $ 11
Effect of accumulated postretirement benefit obligation....     $134           $111

     The components of periodic benefit costs were as follows:

                                               PENSION BENEFITS         OTHER BENEFITS
                                             ---------------------    ------------------
                                             1999    1998    1997     1999   1998   1997
                                             ----    ----    ----     ----   ----   ----
Service cost...............................  $ 100   $  90   $  74    $ 28   $ 31   $ 30
Interest cost..............................    271     257     247     107    114    122
Expected return on plan assets.............   (363)   (337)   (324)    (89)   (79)   (66)
Amortization of prior actuarial gains......     (6)    (11)     (5)    (11)   (13)    (4)
Curtailment (credit) cost..................    (17)    (10)     --      10      4     --
                                             -----   -----   -----    ----   ----   ----
Net periodic benefit cost (credit).........  $ (15)  $ (11)  $  (8)   $ 45   $ 57   $ 82
                                             =====   =====   =====    ====   ====   ====

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $45, $43 and $44 for the years ended December 31, 1999, 1998 and 1997, respectively.

6. SEPARATE ACCOUNTS

     Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $47,618 and $39,490 at December 31, 1999 and 1998, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $17,323 and $18,578 at December 31, 1999 and 1998, respectively, for which MetLife contractually guarantees either a minimum return or account value to the policyholder.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $485, $413 and $287 for the years ended December 31, 1999, 1998 and 1997, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.5% and 7% at December 31, 1999 and 1998, respectively. The assets that support these liabilities were comprised of $16,874 and $16,639 in fixed maturities at December 31, 1999 and 1998, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

7. DEBT

     Debt consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
MetLife:
  6.300% surplus notes due 2003..........................  $  397    $  397
  7.000% surplus notes due 2005..........................     249       249
  7.700% surplus notes due 2015..........................     198       198
  7.450% surplus notes due 2023..........................     296       296
  7.785% surplus notes due 2024..........................     148       148
  7.800% surplus notes due 2025..........................     248       248
Other....................................................     130       207
                                                           ------    ------
                                                            1,666     1,743
                                                           ------    ------
Investment related:
  Floating rate debt, interest based on LIBOR............      --       212
  Exchangeable debt, interest rates ranging from 4.90% to
     5.80%, due 2001 and 2002............................     369       371
                                                           ------    ------
                                                              369       583
                                                           ------    ------
Total MetLife............................................   2,035     2,326
                                                           ------    ------
Nvest:
  7.060% senior notes due 2003...........................     110       110
  7.290% senior notes due 2007...........................     160       160
                                                           ------    ------
                                                              270       270
                                                           ------    ------
Other Affiliated Companies:
  Fixed rate notes, interest rates ranging from 6.96% to
     8.51%, maturity dates ranging from 2000 to 2008.....     170       179
  Other..................................................      39       128
                                                           ------    ------
                                                              209       307
                                                           ------    ------
Total long-term debt.....................................   2,514     2,903
Total short-term debt....................................   4,208     3,585
                                                           ------    ------
                                                           $6,722    $6,488
                                                           ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     Short-term debt consisted of commercial paper with a weighted average interest rate of 6.05% and 5.31% and a weighted average maturity of 74 and 44 days at December 31, 1999 and 1998, respectively.

     The Company maintains unsecured credit facilities aggregating $7,000 (five-year facility of $1,000 expiring in April 2003; 364-day facility of $1,000 expiring in April 2000; 364-day facility of $5,000 expiring in September 2000). Both $1,000 facilities bear interest at LIBOR plus 20 basis points. The $5,000 facility bears interest at various rates under specified borrowing scenarios. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 1999, there were no outstanding borrowings under any of the facilities.

     Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

     Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance.

     The aggregate maturities of long-term debt are $93 in 2000, $194 in 2001, $210 in 2002, $415 in 2003, $126 in 2004 and $1,477 thereafter.

     Interest expense related to the Company's outstanding indebtedness was $358, $333 and $344 for the years ended December 31, 1999, 1998 and 1997, respectively.

8. ACQUISITIONS AND DISPOSITIONS

     In 1999 and 1997, respectively, the Company acquired assets of $4,832 and $3,777 and assumed liabilities of $1,860 and $3,347 through the acquisition of certain insurance and non-insurance operations. The aggregate purchase prices were allocated to the assets and liabilities acquired based on their estimated fair values.

     During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in a realized investment gain of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets of $10,663 and $4,342 and liabilities of $3,691 and $4,207 in 1998 and 1997, respectively.

     See Note 16 for information regarding the Company's acquisition of GenAmerica Corporation.

9. COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

                      METROPOLITAN LIFE INSURANCE COMPANY

     On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. This class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

     In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members for sales by the defendant insurers during the class period, effectively resolving all pending class actions against these insurers. The defendants are in the process of having these claims dismissed.

     Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for sales that occurred during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. Over 400 of the approximately 500 lawsuits noted above are brought by individuals who elected to exclude themselves from the settlement.

     The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief.

     The Company expects that the total cost of the settlement will be approximately $957. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in its consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. The Company has not yet made a claim under those reinsurance agreements and, although there is a risk that the carriers will refuse coverage for all or part of the claim, the Company believes this is very unlikely to occur. The Company believes it has made adequate provision in its consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement.

     The class action settlement does not resolve nine purported or certified class actions currently pending against New England Mutual Life Insurance Company with which the Company merged in 1996. Eight of those actions have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court in Massachusetts. That Court certified a mandatory class as to those claims. Following an appeal of that certification, the United States

                      METROPOLITAN LIFE INSURANCE COMPANY

Court of Appeals remanded the case to the District Court for further consideration. The Company is negotiating a settlement with class counsel.

     The class action settlement also does not resolve three putative sales practices class action lawsuits which have been brought against General American Life Insurance Company. These lawsuits have been consolidated in a single proceeding in the United States District Court for the Eastern District of Missouri. General American Life Insurance Company and counsel for plaintiffs have negotiated a settlement in principle of this consolidated proceeding. General American Life Insurance Company has not reached agreement with plaintiffs' counsel on the attorneys' fees to be paid. However, negotiations are ongoing.

     In addition, the class action settlement does not resolve two putative class actions involving sales practices claims filed against Metropolitan Life Insurance Company in Canada. The class action settlement also does not resolve a certified class action with conditionally certified subclasses against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad. That lawsuit is pending in a New York federal court.

     In the past, the Company has resolved some individual sales practices claims through settlement, dispositive motion or, in a few instances, trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     Regulatory authorities in a small number of states, including both insurance departments and one state attorney general, as well as the National Association of Securities Dealers, Inc., have ongoing investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, the Company has resolved a number of investigations by other regulatory authorities for monetary payments and certain other relief, and may continue to do so in the future.

     MetLife is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. MetLife has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of MetLife's employees during the period from the 1920s through approximately the 1950s and alleging that MetLife learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against MetLife have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While MetLife believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. MetLife intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that MetLife may ultimately incur is uncertain.

     Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with MetLife's primary, umbrella and first level excess liability insurance carriers. MetLife is presently in litigation with several of its excess

                      METROPOLITAN LIFE INSURANCE COMPANY
liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court has granted summary judgment to these insurers. MetLife has appealed. There can be no assurances regarding the outcome of this litigation or the amount and timing of recoveries, if any, from these excess liability insurers. MetLife's asbestos-related litigation with these insurers should have no effect on recoveries under the excess insurance policies described below.

     The Company has recorded, in other expenses, charges of $499 ($317 after-tax), $1,895 ($1,203 after-tax) and $300 ($190 after-tax) for the years ended December 31, 1999, 1998 and 1997, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 and $970 for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims based on preliminary settlement discussions and the settlement history of other insurers.

     Prior to the fourth quarter of 1998, the Company established a liability for asbestos-related claims based on settlement costs for claims that the Company had settled, estimates of settlement costs for claims pending against the Company and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against the Company, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against the Company.

     During 1998, the Company decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, the Company obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

     - Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against the Company in the future was significantly greater than it had assumed in its accruals. The number of claims brought against the Company is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which the Company is included as a defendant. The information provided to the Company relating to other insureds indicated that the Company had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

     - Information derived from actuarial calculations the Company made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding the Company's claims and settlement experience (which reflected the Com-

                      METROPOLITAN LIFE INSURANCE COMPANY
       pany's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

     Based on this information, the Company concluded that certain claims that previously were considered as only reasonably possible of assertion were now probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, the Company increased its liability for asbestos-related claims to $1,278 at December 31, 1998.

     During 1998, the Company paid $1,407 of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 for the excess insurance policies for asbestos-related claims.

     The Company obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650, with a maximum sublimit of $550 for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 with respect to sales practices claims and $506, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time the Company entered into the reinsurance agreements did not exceed that self-insured retention. The maximum sublimit of $550 for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to the Company at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 1998, 1999 and 2000 would not be significant.

     Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 over the premium paid of $529 results in a deferred gain of $21 which is being amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that will be amortized into income under reinsurance accounting.

     The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500, which is in excess of a $400 self-insured retention ($878 of which was recorded as a recoverable at December 31, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to

                      METROPOLITAN LIFE INSURANCE COMPANY
time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

     A purported class action suit involving policyholders in 32 states has been filed in a Rhode Island state court against MetLife's subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. A similar "diminished value" allegation was made recently in a Texas Deceptive Trade Practices Act letter and lawsuit which involve a Metropolitan Property and Casualty Company policyholder. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company and its subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to Metropolitan Casualty Insurance Company allowing the use of parts not made by the original manufacturer to repair damaged automobiles. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to vigorously defend themselves against these suits. Similar suits have been filed against several other personal lines property and casualty insurers.

     The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S lawsuit. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S, is responsible for all damages caused by the barge, including the oil spill. The governments of the United States and Puerto Rico have claimed damages in excess of $150. At a mediation, the action brought by the United States and Puerto Rico was conditionally settled, provided that the governments have access to additional sums from a fund contributed to by oil companies to help remediate oil spills. The Company can provide no assurance that this action will be settled in this manner.

     Three putative class actions have been filed by Conning Corporation shareholders alleging that the Company's announced offer to purchase the publicly-held Conning shares is inadequate and constitutes a breach of fiduciary duty (see Note 16). The Company believes the actions are without merit, and expects that they will not materially affect its offer to purchase the shares.

     A civil complaint challenging the fairness of the plan of reorganization and the adequacy and accuracy of the disclosures to policyholders regarding the plan has been filed in New York Supreme Court for Kings County on behalf of an alleged class consisting of the policyholders of MetLife who should have membership benefits in MetLife and were and are eligible to receive notice, vote and receive consideration in the demutualization. The complaint seeks to enjoin or rescind the plan and seeks other relief. The defendants named in the complaint are MetLife and the individual members of its board of directors and MetLife, Inc. MetLife believes that the allegations made in the complaint are wholly without merit, and intends to vigorously contest the complaint.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly

                      METROPOLITAN LIFE INSURANCE COMPANY
make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  TRANSFERRED CANADIAN POLICIES

     In July 1998, MetLife sold a substantial portion of its Canadian operations to Clarica Life. As part of that sale, a large block of policies in effect with MetLife in Canada were transferred to Clarica Life, and the holders of the transferred Canadian policies became policyholders of Clarica Life. Those transferred policyholders are no longer policyholders of MetLife and, therefore, are not entitled to compensation under the plan of reorganization. However, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale, if MetLife demutualizes, its Canadian branch will make cash payments to those who are, or are deemed to be, holders of those transferred Canadian policies. The payments, which will be recorded in other expenses in the same period as the effective date of the plan, will be determined in a manner that is consistent with the treatment of, and fair and equitable to, eligible policyholders of MetLife. The amount of the payment is dependent upon the initial public offering price of common stock to be issued on the effective date of the plan of demutualization.

  YEAR 2000

     The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements

                      METROPOLITAN LIFE INSURANCE COMPANY
for office space, data processing and other equipment. Future minimum rental and subrental income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                               RENTAL    SUBLEASE     RENTAL
                                               INCOME     INCOME     PAYMENTS
                                               ------    --------    --------
2000.........................................  $  817      $13         $156
2001.........................................     740       12          135
2002.........................................     689       11          111
2003.........................................     612        9           90
2004.........................................     542        9           69
Thereafter...................................   2,032       27          299

10. INCOME TAXES

     The provision for income taxes was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Current:
  Federal...................................................   $643      $668      $370
  State and local...........................................     24        60        10
  Foreign...................................................      4        99        26
                                                               ----      ----      ----
                                                                671       827       406
                                                               ----      ----      ----
Deferred:
  Federal...................................................    (78)      (25)       28
  State and local...........................................      2        (8)        9
  Foreign...................................................     (2)      (54)       25
                                                               ----      ----      ----
                                                                (78)      (87)       62
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Tax provision at U.S. statutory rate........................   $502      $730      $585
Tax effect of:
  Tax exempt investment income..............................    (39)      (40)      (30)
  Surplus tax...............................................    125        18       (40)
  State and local income taxes..............................     18        31        15
  Tax credits...............................................     (5)      (25)      (15)
  Prior year taxes..........................................    (31)        4        (2)
  Sale of businesses........................................     --       (19)      (41)
  Other, net................................................     23        41        (4)
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $3,042    $3,108
  Net operating losses...................................      72        22
  Net unrealized investment losses.......................     161        --
  Employee benefits......................................     192       174
  Litigation related.....................................     468       312
  Other..................................................     242       158
                                                           ------    ------
                                                            4,177     3,774
  Less: Valuation allowance..............................      72        21
                                                           ------    ------
                                                            4,105     3,753
                                                           ------    ------
Deferred income tax liabilities:
  Investments............................................   1,472     1,529
  Deferred policy acquisition costs......................   1,967     1,887
  Net unrealized investment gains........................      --       864
  Other..................................................      63        18
                                                           ------    ------
                                                            3,502     4,298
                                                           ------    ------
Net deferred income tax asset (liability)................  $  603    $ (545)
                                                           ======    ======

     Foreign net operating loss carryforwards generated deferred income tax benefits of $72 and $21 at December 31, 1999 and 1998, respectively. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

     The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

11. REINSURANCE

     The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

     The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. During

                      METROPOLITAN LIFE INSURANCE COMPANY

1998, the Company began reinsuring, under yearly renewal term policies, 90 percent of the mortality risk on universal life policies issued after 1983. The Company also reinsures 90 percent of the mortality risk on term life insurance policies issued after 1995 under yearly renewal term policies and coinsures 100 percent of the mortality risk in excess of $25 and $35 on single and joint survivorship policies, respectively.

     During 1997, the Company obtained a 100 percent coinsurance policy to provide coverage for contractual payments generated by certain portions of the Company's non-life contingency long-term guaranteed interest contracts and structured settlement lump sum contracts issued during the periods 1991 through 1993. The policy was amended in 1998 to include structured settlement lump sum payments issued during the period 1983 through 1990, 1994 and 1995. Reinsurance recoverables under the contract, which has been accounted for as a financing transaction, were $1,372 and $1,374 at December 31, 1999 and 1998, respectively.

     See Note 9 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

     The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company's reinsurance program is designed to limit a catastrophe loss to no more than 10% of the Auto & Home segment's statutory surplus.

     The effects of reinsurance were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Direct premiums.....................................  $13,249    $12,763    $12,728
Reinsurance assumed.................................      484        409        360
Reinsurance ceded...................................   (1,645)    (1,669)    (1,810)
                                                      -------    -------    -------
Net premiums........................................  $12,088    $11,503    $11,278
                                                      =======    =======    =======
Reinsurance recoveries netted against policyholder
  benefits..........................................  $ 1,626    $ 1,744    $ 1,648
                                                      =======    =======    =======

     The effects of reinsurance with GenAmerica Corporation ("GenAmerica") were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            1999      1998      1997
                                                            ----      ----      ----
Premiums ceded to GenAmerica..............................  $108      $113      $61
                                                            ====      ====      ===
Reinsurance recoveries from GenAmerica netted against
  policyholder benefits...................................  $ 74      $ 28      $24
                                                            ====      ====      ===

     Reinsurance recoverables, included in other receivables, were $2,898 and $3,134 at December 31, 1999 and 1998, respectively, of which $5 and $5, respectively, were recoverable from GenAmerica. Reinsurance and ceded commissions payables, included in other liabilities, were $148 and $105 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1................................  $ 3,320    $ 3,655    $ 3,345
  Reinsurance recoverables..........................     (233)      (229)      (215)
                                                      -------    -------    -------
Net balance at January 1............................    3,087      3,426      3,130
                                                      -------    -------    -------
Acquisition of business.............................      204         --         --
                                                      -------    -------    -------
Incurred related to:
  Current year......................................    3,129      2,726      2,855
  Prior years.......................................      (16)      (245)        88
                                                      -------    -------    -------
                                                        3,113      2,481      2,943
                                                      -------    -------    -------
Paid related to:
  Current year......................................   (2,128)    (1,967)    (1,832)
  Prior years.......................................     (759)      (853)      (815)
                                                      -------    -------    -------
                                                       (2,887)    (2,820)    (2,647)
                                                      -------    -------    -------
Balance at December 31..............................    3,517      3,087      3,426
  Add: Reinsurance recoverables.....................      272        233        229
                                                      -------    -------    -------
Balance at December 31..............................  $ 3,789    $ 3,320    $ 3,655
                                                      =======    =======    =======

12. OTHER EXPENSES

     Other expenses were comprised of the following:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Compensation........................................  $ 2,590    $ 2,478    $ 2,078
Commissions.........................................      937        902        766
Interest and debt issue costs.......................      405        379        453
Amortization of policy acquisition costs (excludes
  amortization of $(46), $240 and $70, respectively,
  related to realized investment gains and
  (losses)).........................................      862        587        771
Capitalization of policy acquisition costs..........   (1,160)    (1,025)    (1,000)
Rent, net of sublease income........................      239        155        179
Minority interest...................................       55         67         56
Restructuring charge................................       --         81         --
Other...............................................    2,827      4,395      2,468
                                                      -------    -------    -------
                                                      $ 6,755    $ 8,019    $ 5,771
                                                      =======    =======    =======

     During 1998, the Company recorded charges of $81 to restructure headquarters operations and consolidate certain agencies and other operations. These costs have been fully paid at December 31, 1999.

                      METROPOLITAN LIFE INSURANCE COMPANY

13. STATUTORY FINANCIAL INFORMATION

     The reconciliations of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                               ----       ----
Statutory surplus...........................................  $ 7,630    $ 7,388
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...............................................   (4,167)    (6,830)
  Deferred policy acquisition costs.........................    8,381      6,560
  Deferred income taxes.....................................      886       (190)
  Valuation of investments..................................   (2,102)     3,981
  Statutory asset valuation reserves........................    3,189      3,381
  Statutory interest maintenance reserves...................    1,114      1,486
  Surplus notes.............................................   (1,602)    (1,595)
  Other, net................................................      361        686
                                                              -------    -------
Equity......................................................  $13,690    $14,867
                                                              =======    =======

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Net change in statutory surplus.........................  $ 242    $   10    $  227
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...........................................    556       127       (38)
  Deferred policy acquisition costs.....................    379       224       149
  Deferred income taxes.................................    154       234        62
  Valuation of investments..............................    473     1,158      (387)
  Statutory asset valuation reserves....................   (226)     (461)    1,136
  Statutory interest maintenance reserves...............   (368)      312        53
  Other, net............................................   (593)     (261)        1
                                                          -----    ------    ------
Net income..............................................  $ 617    $1,343    $1,203
                                                          =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

14. OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998 and 1997 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               1999       1998       1997
                                                               ----       ----       ----
Holding (losses) gains on investments arising during the
  year......................................................  $(6,314)   $ 1,493    $ 4,257
Income tax effect of holding gains or losses................    2,262       (617)    (1,615)
Transfer of securities from held-to-maturity to
  available-for-sale:
  Holding gains on investments..............................       --         --        198
  Income tax effect.........................................       --         --        (75)
Reclassification adjustments:
  Realized holding (gains) losses included in current year
     net income.............................................       38     (2,013)      (844)
  Amortization of premium and discount on investments.......     (307)      (350)      (209)
  Realized holding (losses) gains allocated to other
     policyholder amounts...................................      (67)       608        231
  Income tax effect.........................................      120        729        312
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    3,788       (351)    (2,231)
Income tax effect of allocation of holding gains and losses
  to other policyholder amounts.............................   (1,357)       143        846
                                                              -------    -------    -------
Net unrealized investment (losses) gains....................   (1,837)      (358)       870
                                                              -------    -------    -------
Foreign currency translation adjustments arising during the
  year......................................................       50       (115)       (46)
Reclassification adjustment for sale of investment in
  foreign operation.........................................       --          2         (3)
                                                              -------    -------    -------
Foreign currency translation adjustment.....................       50       (113)       (49)
                                                              -------    -------    -------
Minimum pension liability adjustment........................       (7)       (12)        --
                                                              -------    -------    -------
Other comprehensive income (loss)...........................  $(1,794)   $  (483)   $   821
                                                              =======    =======    =======

15. BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings

                      METROPOLITAN LIFE INSURANCE COMPANY
products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its commercial leasing business (Corporate segment) and substantial portions of its Canadian operations (International segment), and insurance operations in the United Kingdom (International segment). The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) and prior to its sale in 1998, the results of MetLife Capital Holdings, Inc. to the Corporate segment.

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1999      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,289       $ 5,525      $1,751      $  523         $   --      $    --       $    --       $ 12,088
Universal life and
  investment-type
  product policy fees...        888           502          --          48             --           --            --          1,438
Net investment income...      5,346         3,755         103         206             80          605          (279)         9,816
Other revenues..........        558           629          21          12            803           59            72          2,154
Net realized investment
  gains (losses)........        (14)          (31)          1           1             --          (41)           14            (70)
Policyholder benefits
  and claims............      4,625         6,712       1,301         463             --           --             4         13,105
Interest credited to
  policyholder account
  balances..............      1,359         1,030          --          52             --           --            --          2,441
Policyholder
  dividends.............      1,509           159          --          22             --           --            --          1,690
Other expenses..........      2,719         1,589         514         248            795        1,031          (141)         6,755
Income (loss) before
  provision for income
  taxes and
  extraordinary item....        855           890          61           5             88         (408)          (56)         1,435
Income (loss) after
  provision for income
  taxes before
  extraordinary item....        555           567          56          21             51         (358)          (50)           842
Total assets............    109,401        88,127       4,443       4,381          1,036       19,834        (1,990)       225,232
Deferred policy
  acquisition costs.....      8,049           106          93         244             --           --            --          8,492
Separate account
  assets................     28,828        35,236          --         877             --           --            --         64,941
Policyholder
  liabilities...........     72,956        47,781       2,318       2,187             --            6          (293)       124,955
Separate account
  liabilities...........     28,828        35,236          --         877             --           --            --         64,941

                      METROPOLITAN LIFE INSURANCE COMPANY

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1998      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,323       $ 5,159      $1,403      $  618         $   --      $    --       $    --       $ 11,503
Universal life and
  investment-type
  product policy fees...        817           475          --          68             --           --            --          1,360
Net investment income...      5,480         3,885          81         343             75          682          (318)        10,228
Other revenues..........        474           575          36          33            817          111           (52)         1,994
Net realized investment
  gains.................        659           557         122         117             --          679          (113)         2,021
Policyholder benefits
  and claims............      4,606         6,416       1,029         597             --          (10)           --         12,638
Interest credited to
  policyholder account
  balances..............      1,423         1,199          --          89             --           --            --          2,711
Policyholder
  dividends.............      1,445           142          --          64             --           --            --          1,651
Other expenses..........      2,577         1,613         386         352            799        2,601          (309)         8,019
Income (loss) before
  provision for income
  taxes and
  extraordinary item....      1,702         1,281         227          77             93       (1,119)         (174)         2,087
Income (loss) after
  provision for income
  taxes before
  extraordinary item....      1,069           846         161          56             49         (691)         (143)         1,347
Total assets............    103,614        88,741       2,763       3,432          1,164       20,852        (5,220)       215,346
Deferred policy
  acquisition costs.....      6,194            82          57         205             --           --            --          6,538
Separate account
  assets................     23,013        35,029          --          26             --           --            --         58,068
Policyholder
  liabilities...........     71,571        49,406       1,477       2,043             --            1          (295)       124,203
Separate account
  liabilities...........     23,013        35,029          --          26             --           --            --         58,068

                                                         AUTO
AT OR FOR THE YEAR ENDED                                  &                        ASSET                  CONSOLIDATION/
    DECEMBER 31, 1997      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------   ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums.................   $ 4,327        $ 4,689      $1,354      $  908         $   --      $    --       $    --       $ 11,278
Universal life and
  investment-type product
  policy fees............       855            426          --         137             --           --            --          1,418
Net investment income....     4,754          3,754          71         504             78          700          (370)         9,491
Other revenues...........       338            357          25          54            682           19            16          1,491
Net realized investment
  gains..................       356             45           9         142             --          326           (91)           787
Policyholder benefits and
  claims.................     4,597          5,934       1,003         869             --           --            --         12,403
Interest credited to
  policyholder account
  balances...............     1,422          1,319          --         137             --           --            --          2,878
Policyholder dividends...     1,340            305          --          97             --           --            --          1,742
Other expenses...........     2,394          1,178         351         497            679          966          (294)         5,771
Income before provision
  for income taxes.......       877            535         105         145             81           79          (151)         1,671
Income after provision
  for income taxes.......       599            339          74         126             45          163          (143)         1,203
Total assets.............    95,323         83,473       2,542       7,412          1,136       18,641        (5,745)       202,782
Deferred policy
  acquisition costs......     5,912             40          56         428             --           --            --          6,436
Separate account assets..    17,345         30,473          --         520             --           --            --         48,338
Policyholder
  liabilities............    70,686         49,547       1,509       5,615             --            1            --        127,358
Separate account
  liabilities............    17,345         30,473          --         520             --           --            --         48,338

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the Asset Management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $48, $49 and $45 for the years ended December 31, 1999, 1998 and 1997, respectively. The investment in Nvest was $196, $252 and $216 at December 31, 1999, 1998 and 1997,
respectively.

     Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment, and (3) cost estimates included in the Company's product pricing.

     The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $24,637, $25,643 and $22,664 for the years ended December 31, 1999, 1998 and 1997, respectively, which represented 97%, 96% and 93%, respectively, of consolidated revenues.

16. SUBSEQUENT EVENTS

     On January 6, 2000, the Company acquired GenAmerica for $1.2 billion. In connection with this acquisition, the Company incurred $900 of short-term debt. GenAmerica is a holding company which includes General American Life Insurance Company, 48.3% of the outstanding shares of Reinsurance Group of America ("RGA") common stock, a provider of reinsurance, and 61.0% of the outstanding shares of Conning Corporation common stock, an asset manager. On January 18, 2000, the Company announced that it had proposed to acquire all of the outstanding shares of Conning common stock not already owned by it for $10.50 per share in cash, or approximately $55. At December 31, 1999, the Company owned 9.6% of the outstanding shares of RGA common stock which were acquired on November 24, 1999 for $125. Subsequent to the GenAmerica acquisition, the Company owned 57.9% of the outstanding shares of RGA common stock. Total assets, revenues and net loss of GenAmerica were $23,594, $3,916 and $(174), respectively, at or for the year ended December 31, 1999.

     As part of the acquisition agreement, in September 1999 the Company assumed $5,752 of General American Life funding agreements and received cash of $1,926 and investment assets with a market value of $3,826. In October 1999, as part of the assumption arrangement, the holders of General American Life funding agreements aggregating $5,136 elected to have the Company redeem the funding agreements for cash. General American Life agreed to pay the Company a fee of $120 in connection with the assumption of the funding agreements. The fee will be considered as part of the purchase price to be allocated to the fair value of assets and liabilities acquired. The Company also agreed to make a capital contribution of $120 to General American Life after the completion of the acquisition.

     At the date of the acquisition agreement, the Company and GenAmerica were parties to a number of reinsurance agreements. In addition, as part of the acquisition, the Company entered into agreements effective as of July 25, 1999, which coinsured new and certain existing business of General American Life and some of its affiliates. See Note 11.

                            METLIFE -Registered Trademark-

                         Metropolitan Life Insurance Company

                        One Madison Avenue, New York, NY 10010

1900002349(0501) printed in U.S.A                    E00048MVC(exp0501)MLIC-LD